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                                                          EXHIBIT 10.2
                                                          EXECUTION COPY









                     NOVUS CREDIT SERVICES INC. PENSION PLAN

                            Effective January 1, 1986

                    Amended and Restated as of April 10, 1996
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                     NOVUS CREDIT SERVICES INC. PENSION PLAN

                                   ARTICLE I

                                  SECTION I-1

                                 Introduction


     I-1.1. The Plan. NOVUS Credit Services Inc. Pension Plan (formerly known as the Sears Consumer Financial Corporation Pension Plan) (the "Plan") is established by NOVUS Credit Services Inc. (formerly known as Sears Consumer Financial Corporation) (the "company") to provide retirement and other benefits for eligible employees. The provisions of Articles I and II of the plan apply to the employees described in subsection II-I.1 of the plan. The provisions of Articles I and III of the plan apply to the employees described in subsection III-1.1 of the plan, and constitute an amendment, restatement and continuation of the Allstate Retirement Plan (the "Allstate plan") as applied to certain of such employees. The plan was initially adopted as of January 1, 1986 and amended on ten occasions thereafter, the most recent such amendment having been adopted on April 10, 1996. This document fully sets forth the terms and conditions of the plan as of April 10, 1996.

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     I-1.2. Effective Date, Plan Year. The effective date of the plan is January
1, 1986. A "plan year" is the 12-month period beginning on January 1, and ending on the next following December 31.

     I-1.3. Employers. Any corporation or other entity may adopt the plan with the company's consent, as described in subsection I-3.1. The company and any other entity which adopts the plan are referred to below collectively as the "employers" and sometimes individually as an "employer".

     I-1.4. Administration of the Plan. The plan is administered by a plan committee (the "committee") consisting of three or more persons appointed by the company, as described in Section 1-2. Any notice or document required to be given to or filed with the committee will be properly given or filed if delivered or mailed, by registered mail, postage prepaid, to the committee, in care of the company, at Riverwoods, Illinois.

     I-1.5. Funding of Benefits. Funds contributed under the plan will be held and invested, until distribution, by a trustee (the "trustee") in accordance with the terms of a trust agreement between the company and the trustee which implements and forms a part of the plan. Copies of the plan and trust agreement, and any amendments thereto, will be on file at the office of the company and of each other employer which adopts the plan where they may be

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     examined by any participant or other person entitled to benefits under the plan. The provisions of and benefits under the plan are subject to the terms and provisions of the trust agreement.

     I-1.6. Plan Supplements. The provisions of the plan may be modified by supplements to the plan. The terms and provisions of each supplement are a part of the plan and supersede the provisions of the plan to the extent necessary to eliminate inconsistencies between the plan and the supplement.

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                                   SECTION I-2

                                  The Committee

     I-2.1. Membership. A committee consisting of three or more persons (who may but need not be employees of the employers) shall be appointed by the company. The company shall certify to the trustee from time to time the appointment to (and termination of) office of each member of the committee and the person who is selected as secretary of the committee.

     I-2.2. Committee's General Powers, Rights and Duties. Except as otherwise specifically provided and in addition to the powers, rights and duties specifically given to the committee elsewhere in the plan and the trust agreement, the committee shall have the following powers, rights and duties: (a) To select a secretary, if it believes it advisable, who may but need not be a committee member.

     (b) To construe and interpret the provisions of the plan and make factual determinations thereunder, including the discretionary power to determine the rights or eligibility of employees or participants and any other persons, and the amounts of their benefits under the plan, and to remedy ambiguities, inconsistencies or omissions, and such determinations shall be binding on all parties.

     (c) To adopt such rules of procedure and regulations as in its opinion may be necessary for the proper and efficient administration of the plan as are consistent with the plan and trust agreement.

     (d) To enforce the plan in accordance with the terms of the plan and the trust agreement and

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          the  rules and regulations adopted by the committee as above.

     (e) To direct the trustee as respects payments or distributions from the trust fund in accordance with the provisions of the plan.

     (f) To furnish the employers with such information as may be required by them for tax or other purposes in connection with the plan.

     (g) To employ agents, attorneys, accountants, actuaries or other persons (who also may be employed by the employers) and to allocate or delegate to them such powers, rights and duties as the committee may consider necessary or advisable to properly carry out administration of the plan, provided that such allocation or delegation and the acceptance thereof by such agents, attorneys, accountants, actuaries or other persons, shall be in writing.

     I-2.3. Manner of Action. During a period in which two or more committee members are acting, the following provisions apply where the context admits:

     (a) A committee member by writing may delegate any or all of his rights, powers, duties and discretions to any other member, with the consent of the latter.

     (b) The committee members may act by meeting or by writing signed without meeting, and may sign any document by signing one document or concurrent documents.

     (c) An action or a decision of a majority of the members of the committee as to a matter shall be as effective as if taken or made by all members of the committee.

     (d) If, because of the number qualified to act, there is an even division of opinion among the committee members as to a matter, a disinterested party selected by the committee shall decide the matter and his decision shall control.

     (e) Except as otherwise provided by law, no member of the committee shall be liable or responsible

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          for an act or omission of the other committee members in which the former has not concurred.

     (f) The certificate of the secretary of the committee or of a majority of the committee members that the committee has taken or authorized any action shall be conclusive in favor of any person relying on the certificate.

     I-2.4. Interested Committee Member. If a member of the committee also is a participant in the plan, he may not decide or determine any matter or question concerning distributions of any kind to be made to him or the nature or mode of settlement of his benefits unless such decision or determination could be made by him under the plan if he were not serving on the committee.

     I-2.5. Resignation or Removal of Committee Members. A member of the committee may be removed by the company at any time by ten days' prior written notice to him and the other members of the committee. A member of the committee may resign at any time by giving ten days' prior written notice to the company and the other members of the committee. The company may fill any vacancy in the membership of the committee; provided, however, that if a vacancy reduces the membership of the committee to less than three, such vacancy shall be filled as soon as practicable. The company shall give prompt written notice thereof to the other members of the committee. Until any such vacancy is filled, the remaining members may exercise all of the powers, rights and duties conferred on the committee.

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     I-2.6. Committee Expenses. All costs, charges and expenses reasonably incurred by the committee will be paid by the employers in such proportions as the company may direct. No compensation will be paid to a committee member as such.

     I-2.7. Information Required by Committee. Each person entitled to benefits under the plan must file with the committee from time to time in writing such person's post office address and each change of post office address. Any communication, statement or notice addressed to any person at the last post office address filed with the committee will be binding upon such person for all purposes of the plan. Each person entitled to benefits under the plan also shall furnish the committee with such documents, evidence, data or information as the committee considers necessary or desirable for the purpose of administering the plan. The employers shall furnish the committee with such data and information as the committee may deem necessary or desirable in order to administer the plan. The records of the employers as to an employee's or participant's period of employment, hours of service, termination of employment and the reason therefor, leave of absence, reemployment and earnings will be conclusive on all persons unless determined to the committee's satisfaction to be incorrect.


     I-2.8. Uniform Rules. The committee shall administer the plan on a reasonable and nondiscriminatory basis and shall apply uniform rules to all persons similarly situated.


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     I-2.9. Review of Benefit Determinations. The employers will provide notice in writing to any participant or beneficiary whose claim for benefits under the plan is denied and the committee shall afford such participant or beneficiary a full and fair review of its decision if so requested.

     I-2.10. Committee's Decision Final. Subject to applicable law, any interpretation of the provisions of the plan and any decisions on any matter within the discretion of the committee made by the committee in good faith shall be binding on all persons. A misstatement or other mistake of fact shall be corrected when it becomes known and the committee shall make such adjustment on account thereof as it considers equitable and practicable.

                                   SECTION I-3

                               General Provisions

     I-3.1. Additional Employers. Any corporation or other entity may adopt the plan and become a party to the trust agreement by:

     (a)  Filing with the committee a written instrument to that effect; and

     (b) Filing with the committee a written instrument executed by the company consenting to such action.

     I-3.2. Action by Employers. Any action required or permitted to be taken by an employer under the plan shall be by resolution of its Board of Directors, by resolution of a duly

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authorized committee of its Board of Directors, or by a person or persons authorized by resolution of its Board of Directors or such committee.

     I-3.3. Waiver of Notice. Any notice required under the plan may be waived by the person entitled to such notice.

     I-3.4. Gender and Number. Where the context admits, words in the masculine gender shall include the feminine and neuter genders, the singular shall include the plural, and the plural shall include the singular.

     I-3.5. Controlling Law. Except to the extent superseded by laws of the United States, the laws of Illinois shall be controlling in all matters relating to the plan.

     I-3.6. Employment Rights. The plan does not constitute a contract of employment, and participation in the plan will not give any employee the right to be retained in the employ of any employer, nor any right or claim to any benefit under the plan, unless such right or claim has specifically accrued under the terms of the plan.

     I-3.7. Litigation by Participants. If a legal action begun against the trustee, an employer or the committee or any member thereof by or on behalf of any person results adversely to that person, or if a legal action arises because of conflicting claims to a participant's or other person's benefits, the cost to the trustee, the employers or the committee or any member thereof of defending the action will be charged to the


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extent permitted by law to the sums, if any, which were involved in the action or were payable to the person concerned.

     I-3.8. Interests Not Transferable. The interests of persons entitled to benefits under the plan are not subject to their debts or other obligations and, except as may be required by the tax withholding provisions of the Internal Revenue Code or any state's income tax act or pursuant to a qualified domestic relations order as defined in Section 414(p) of the Internal Revenue Code, may not be voluntarily or involuntarily sold, transferred, alienated, assigned or encumbered.

     I-3.9. Absence of Guaranty. Neither the committee nor the employers in any way guarantee the trust fund from loss or depreciation. Except as required by applicable law, the employers do not guarantee any payment to any person. The liability of the trustee, the employers or the committee to make any payment pursuant to the plan is limited to the assets held by the trustee which are available for that purpose.

     I-3.10. Evidence. Evidence required of anyone under the plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

     I-3.11. Actuarial Equivalent. Except as otherwise provided by law, a benefit shall be actuarially equivalent to any other benefit if the actuarial reserve required to provide the same is equal to the actuarial reserve required to provide such

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other benefit, computed on the basis of the actuarial rates, tables and procedures specified in Supplement A. No adjustment in a determination of an actuarially equivalent value or amount shall be made if such tables, rates and procedures are changed subsequent to such determination.

     I-3.12. Indemnification. To the extent permitted by law, neither any present or former committee member nor any person who is or was a director, officer, or employee of an employer, shall be personally liable for any act done or omitted to be done in good faith in the administration of the plan. Any employee of an employer to whom the committee or the company has delegated any portion of its responsibilities under the plan, any person who is or was a director or officer of an employer, members and former members of the committee, and each of them, shall, to the extent permitted by law, be indemnified and saved harmless by the employers (to the extent not indemnified or saved harmless under any liability insurance or other indemnification arrangement with respect to the plan or this trust) from and against any and all liability or claim of liability to which they may be subjected by reason of any act done or omitted to be done in good faith in connection with the administration of the plan, including all expenses reasonably incurred in their defense if the employers fail to provide such defense after having been requested to do so in writing.

     I-3.13. Successors. The term "employer" as used in the plan includes any entity that continues the plan in effect;


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and, if the employer  concerned is the company,  the term  "company"  also shall include such entity.

     I-3.14. Severability. If any provision of the plan is held to be illegal or invalid, such illegality or invalidity shall not affect the remaining provisions of the plan, and they shall be construed and enforced as if such illegal or invalid provision had never been inserted therein.

     I-3.15. Statutory References. Any references in the plan to a Section of the Internal Revenue Code of 1954 (the "Code"), the Employee Retirement Income Security Act of 1974 ("ERISA") or the Tax Equity and Fiscal Responsibility Act of 1982 ("TEFRA") shall include any comparable section or sections of any future legislation which amends, supplements or supersedes said Section.

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                                   SECTION I-4

                                  Contributions

     I-4.1. Employer Contributions. Subject to the provisions of Section I-5, the employers expect and intend to contribute to the plan from time to time such amounts as shall be required under accepted actuarial principles to maintain the plan in a sound condition. Notwithstanding the foregoing, each employer's contribution for a plan year is conditioned on its deductibility under Section 404 of the Internal Revenue Code in that year.

     I-4.2. Participant Contributions. No participant will be required or permitted to make any contributions under the plan.

     I-4.3. Minimum Funding Standards. The employers shall maintain a funding standard account which shall be credited with contributions and gains and charged with costs and losses for each plan year in accordance with Sections 412 and 413(c)(4) of the Internal Revenue Code of 1986. Employer contributions to the plan for each plan year shall be made by such times and in such amounts as are required by said Sections 412 and 413(c)(4).

     I-4.4. Application of Forfeitures. Forfeitures arising under the plan for any reason shall not be used to increase the benefit any person otherwise would be entitled to receive under the plan at any time prior to termination of the plan or prior to the complete discontinuance of contributions by

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his  employer.  The amounts so forfeited  with respect to any employer  shall be used to reduce the employer's contributions under the plan.

     I-4.5. No Interest in Employers. The employers shall have no right, title or interest in the trust fund, nor shall any part of the trust fund revert or be repaid to an employer, directly or indirectly, unless: (a) the Internal Revenue Service initially determines that the plan, as applied to such employer, does not meet the requirements of Section 401(a) of the Internal Revenue Code of 1954, in which event the contributions made to the plan by such employer shall be returned to it;

     (b) all liabilities under the plan shall have been paid or provided for in full and assets remain in the trust fund that are attributable to contributions made by an employer because of erroneous actuarial computations, in which event such remaining assets shall revert and be repaid to that employer;

     (c) a contribution is made by such employer by mistake of fact and such contribution is returned to the employer within one year after payment to the trustee; or

     (d) a contribution conditioned on the deductibility thereof is disallowed as an expense for federal income tax purposes and such contribution (to the extent disallowed) is returned to the employer within one year after the disallowance of the deduction.

     The amount of any contribution that may be returned to an employer pursuant to subparagraph (c) or (d) above must be reduced by any losses of the trust fund allocable thereto.


                                   SECTION I-5

                            Amendment and Termination

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     I-5.1. Amendment. While the employers expect and intend to continue the plan, the company reserves the right to make, from time to time, any amendment or amendments to all or any part of the plan, including amendments which are retroactive in effect. Such amendment or amendments may be effected by action of the company's Board of Directors (the "Board"). Also, the Board has specifically authorized the Compensation Committee of the Board to take such actions. Notwithstanding the foregoing: (a) The duties and liabilities of the committee cannot be changed substantially without its consent;

     (b) No amendment shall reduce the value of a participant's benefits to less than the amount he would be entitled to receive if he had resigned from the employ of all of the employers on the day of the amendment;

     (c) Except as provided in subsection I-4.5, under no condition shall an amendment result in the return or repayment to any employer of any part of the trust fund or the income from it or result in the distribution of the trust fund for the benefit of anyone other than persons entitled to benefits under the plan; and

     (d) If an amendment changes the plan's vesting schedule, then each participant whose nonforfeitable percentage of the participant's accrued benefit is determined under such schedule and who has completed at least three years of service, may elect, within 60 days after the latest of the date the amendment is adopted, the date the amendment takes effect or the date the participant receives written notice of the amendment from the company or the plan administrator, to have the nonforfeitable percentage of the participant's accrued benefit determined without regard to the amendment, provided however, that no such election shall be provided for any participant whose nonforfeitable percentage of the participant's accrued benefit under the plan as amended, at

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          any  time,  cannot be less than  such  percentage  determined  without regard to such amendment.


     I-5.2. Termination.The plan is intended to be permanent, but the company reserves the right to terminate the plan, in whole or in part, at any time. Such termination may be effected by action of the Board. Also the Board has specifically authorized the Compensation Committee of the Board to take such action. (a) The date it is terminated by that employer if 30 days' advance written notice of the termination is given to the committee, the trustee and the other employers.

     (b)  The date that employer is judicially declared bankrupt or insolvent.

     (c) The date that employer completely discontinues its contributions under the plan (a mere failure of the employer to make a contribution for any year shall not be considered as a discontinuance so long as the plan does not have an accumulated funding deficiency under Section 412 of the Internal Revenue Code as applied to that employer at the end of such year).

     (d) The dissolution, merger, consolidation or reorganization of that employer, or the sale by that employer of all or substantially all of its assets, except that:

          (i) in any such event arrangements may be made, at the discretion of the committee, whereby the plan, as applied to the employees of that employer, may be continued by any successor to that employer or any purchaser of all or substantially all of its assets, in the form of a separate plan maintained by such successor or purchaser; and

          (ii) if an employer is merged, dissolved or in any other way reorganized into, or consolidated with, any other

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               employer,  the  plan  as  applied  to the  former  employer  will automatically continue in effect without a termination thereof.

     I-5.3. Nonforfeitability on Termination. On termination or partial termination of the plan, the rights of all affected participants to benefits accrued to the date of such termination or partial termination shall be nonforfeitable; but each such participant's recourse toward satisfaction of his benefits shall be limited, and shall be payable only to the extent his benefits are funded as of such date or from the Pension Benefit Guaranty Corporation ("PBGC"). The committee, in its discretion, may provide for full vesting in such other circumstances as it shall deem appropriate.

     I-5.4. Notice of Amendment or Termination. Participants will be notified of an amendment or termination of the plan within a reasonable time. If the plan is to be terminated by an employer, the committee shall file appropriate notice with the PBGC.

     I-5.5. Plan Merger, Consolidation, etc. In the case of any merger or consolidation with, or transfer of assets or liabilities to, any other plan, each participant's benefit if the plan terminated immediately after such merger, consolidation or transfer shall be equal to or greater than the benefit he would have been entitled to receive if the plan had terminated immediately before the merger, consolidation or transfer.


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     I-5.6. Allocation and Distribution of Assets on Termination. On termination of the plan as respects all employers, the committee will direct the allocation and distribution of the trust fund. After payment of any expenses of administration and liquidation, the assets remaining in the trust fund shall be allocated and distributed to participants; retired or terminated participants, and other persons entitled to benefits under the plan, to the extent of the sufficiency of such assets, in accordance with the provisions of Section 4044 of the Employee Retirement Income Security Act of 1974 ("ERISA"), as it may be amended from time to time; and any assets remaining after all benefits have been paid or provided for in full shall revert to the employers. Distribution may be made in cash or property or partly in each, provided property is distributed at its fair market value as of the date of distribution as determined by the trustee. If the committee so determines, and with the consent of the company, the benefits distributable to any participant under this subsection I-5.6 who is employed by an employer may be retained in the trust fund until the participant's employment with the employers is terminated. Distributions made under this subsection I-5.6 shall be subject to the provisions of subsection II-5.1, II-5.2, II-5.5, III-5.1, III-5.2 or III-5.5, whichever is applicable.


     I-5.7. Application of Certain Plan Provisions. In the event that the plan is a multiple employer plan within the meaning of Section 413(c) of the Internal Revenue Code of 1986,

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the  provisions  of the plan shall be  applied  consistently  with said  Section
413(c) and the regulations thereunder.

                                SECTION I-6

                     Restrictions On Benefits Paid To
                        Highly Compensated Employees


     I-6.1. In the event of a plan termination, the benefit of any highly compensated employee shall be limited to a benefit that is nondiscriminatory under Code section 401(a)(4).

     I-6.2. In any plan year, the payment of benefits to or on behalf of a highly compensated employee who is one of the 25 highest paid highly compensated employees shall not exceed an amount equal to the payments that would be made to or on behalf of such highly compensated employee in that plan year under:

     (a) a straight life annuity that is the actuarial equivalent of the accrued benefit and other benefits, if any, to which such highly compensated employee is entitled under the plan (other than a social security supplement); and

     (b) the amount of the payments that such highly compensated employee is entitled to receive under a social security supplement, if any.

     I-6.3. The restrictions set forth in Section I-6.2 shall not apply if:

     (a) after payment of all benefits payable to or on behalf of a highly compensated employee described

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          in Section I-6.2, the value of plan assets equals or exceeds 110% of the value of current liabilities, as defined under Code section 412(l)(7) and determined under any reasonable and consistent method; or

     (b) the value of the benefits payable to or on behalf of such highly compensated employee is less than 1% of the value of current liabilities before distribution, as defined under Code section 412(l)(7) and determined under any reasonable and consistent method; or

     (c) the value of the benefits payable to or on behalf of such highly compensated employee does not exceed $3,500 and has never exceeded $3,500 at the time of any prior distribution.

     I-6.4. For purposes of this Section I-6, the term "benefit" includes any benefit described in the plan, loans, if any, in excess of the amount set forth in Code section 72(p)(2)(A), any periodic income, any withdrawal values payable to a living employee and any death benefits not provided for by insurance on a participant's life.

     I-6.5. A benefit which is otherwise restricted under Section I-6.2 may nevertheless be distributed in full to an affected highly compensated employee if, prior to receipt of the restricted amount, the highly compensated employee enters into a written agreement with the plan administrator, in a form satisfactory to the plan administrator to secure repayment of the restricted amount. The restricted amount is the excess of the

                                       21
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amounts distributed to the highly compensated employee (accumulated with reasonable interest) over the amounts that could have been distributed to such highly compensated employee under the straight life annuity described in Subsection I-6.2(a) (accumulated with reasonable interest).

     I-6.6. The following definitions shall apply to this Section I-6 of the plan:

     "Determination year" means a plan year.

     "Family member" means a spouse, lineal ascendent, lineal descendent or spouse of a lineal ascendent or lineal descendent of a highly compensated employee.

     "Five percent owner" means any person who owns (or is considered as owning within the meaning of Code sectionE318) more than five percent of the outstanding stock of a controlled group member or stock possessing more than five percent of the total combined voting power of all stock of a controlled group member or, in the case of an unincorporated business, any person who owns more than five percent of the capital or profits interest in a controlled group member. In determining percentage of ownership hereunder, controlled group members that would otherwise be aggregated under Code sections 414(b), (c), (m) and (o) shall be treated as separate employers.

     "Highly compensated active employee" means any individual who is an employee during the determination year and who, during the look-back year:
                                       22
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     (1) received earnings in excess of $75,000 (as adjusted pursuant to Code section 415(d));

     (2) received earnings in excess of $50,000 (as adjusted pursuant to Code section 415(d)) and was a member of the top paid group; or

     (3) was an officer of any member of the controlled group and received earnings greater than 50% of the dollar limitation in effect under Code section 415(b)(l)(A) provided that the number of employees classified as officers hereunder shall not exceed the lesser of (i) 50 or (ii) the greater of three or 10% of all employees and further provided that if no officer satisfies the compensation requirement set forth herein during either the look-back year or the determination year the highest paid officer for such year shall be a highly compensated active employee.

     In determining who is a highly compensated active employee, the company may elect to substitute $50,000 for $75,000 in (1) above and not apply (2) above provided that the controlled group maintains significant business activities in at least two significantly separate geographic areas and meets such other requirements as the Secretary of the Treasury may prescribe.


     The term "highly compensated active employee" shall also include:

     (4) An employee who is both (i) described in 1, 2 or 3 above if the term "determination year" is substituted for

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the term  "look-back  year" and (ii) one of the 100  employees  who received the most earnings during the determination year;

     (5) An employee who is a five percent owner at any time during the determination year or the look-back year; or

     (6) An employee who during a determination year or a look-back year is a family member of either (i) a five percent owner who is an active or former employee or (ii) a highly compensated active employee who is one of the ten employees who received the most earnings during such year provided, however, that the family member and the five percent owner or top ten highly compensated employee shall be treated as a single highly compensated active employee whose earnings, benefits and contributions is the sum of such compensation, benefits and contributions of the family member and the five percent owner or top ten highly compensated employee.

     "Highly compensated employee" means a highly compensated active employee or a highly compensated former employee.

     "Highly compensated former employee" means a former employee who terminated employment prior to the determination year and was a highly compensated active employee in the year of termination of employment or in any Determination Year after attaining age 55. Notwithstanding the foregoing, an employee who terminated employment prior to 1987 will be treated as a highly compensated former employee only if during the year (or year preceding the termination) or any year after the employee attains

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age 55 (or the last year ending before the employee's 55th birthday), the employee either received earnings in excess of $50,000 (as adjusted pursuant to Code section 415(d)) or was a five percent owner. Highly compensated former employees shall be treated as highly compensated employees. The method set forth in this section for determining who is a highly compensated former employee shall be applied on a uniform and consistent basis for all purposes for which the Code section 414(q) definition is applicable.

     "Look-back year" means the 12 month period immediately preceding a determination year.

     "Top paid group" means the top 20% percent of employees who performed services for the controlled group during the applicable year ranked according to the amount of earnings received from the controlled group during such year. For purposes of this definition leased employees shall be considered employees unless such leased employees are covered by a plan described in Code section 414(n)(5) and are not covered in any qualified plan maintained by the controlled group. Employees who are nonresident aliens and who received no earned income within the meaning of Code section 911(d)2) from the controlled group constituting United States source income within the meaning of Code section 861(a)(3) shall not be treated as employees. Additionally, for the purpose of determining the number of active employees in any year the following additional employees shall also be excluded; however, such employees shall still be considered for the purpose of identifying the particular employees in the top paid group:

     (1) Employees with less than six months of service;

     (2) Employees who normally work less than 17 1/2 hours per week;

     (3) Employees who normally work less than six months during a year;

     (4) Employees who have not yet attained age 21 years; and

     (5) except to the extent provided in regulations, employees who are included in a unit of employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and any member of the controlled group. Notwithstanding the foregoing, for purposes of determining whether an individual is a highly compensated employee or a member of the top paid group, earnings shall be determined without regard to the limits imposed by Code section 401(a)(17).


                                  SECTION I-7

                                Leased Employees

     A leased employee (as defined below) shall not be eligible to participate in the plan. A "leased employee" means any person who is not an employee of an employer but who has provided services to an employer of a type which have historically (within the business field of the employers) been provided by employees, on a substantially full time basis for a period of at least one year, pursuant to an agreement between an employer and a leasing organization. The period during which a leased employee performs services for an employer shall be taken into account for purposes of participation and vesting under the plan if such leased employee becomes an employee of an employer, unless (i)such leased employee is a participant in a money purchase pension plan maintained by the leasing organization which provides a non-integrated employer contribution rate of at least 10 percent of compensation, immediate participation for all employees and full and immediate vesting, and (ii) leased employees do not constitute more than 20 percent of the employers' nonhighly compensated work force.

                                SECTION I-8

                    Plan Benefits for Participants who
                      Terminated Employment Prior to
                              January 1, 1989

     The benefits provided under this plan with respect to any participant who retired or whose employment with the employers otherwise terminated prior to January 1, 1989 will, except as otherwise specifically provided herein, be governed in all respects by the terms of the plan as in effect as of the date of the participant's retirement or other termination of employment.

                                ARTICLE II
                               SECTION II-1
                    Participation and Retirement Dates

     II-1.1. Employee. For purposes of this Article II, the term "employee" shall mean an employee of an employer or controlled group member who: (a) is employed in the United States of America; and (b) was either (i) hired after January 1, 1985, or (ii) hired on or before that date but not employed by an employer on January 1, 1986.

     II-1.2. Participation. Subject to the conditions and limitations of the plan, each employee of an employer who is a participant in the plan immediately preceding January 1, 1988 will continue as a participant on and after that date. Beginning January 1, 1988 and subject to the provisions of Supplement F, each other employee of an employer will become a participant in the plan on the first day of the plan year during which he meets both of the following requirements:

     (a) He has attained age 21 years; and

     (b) He has completed a year of service (as defined below).

An employee shall be entitled to a "year of service" if he has completed 1,000 hours of service during the 12-month period ending on his employment anniversary date. An "employment anniversary date" means any anniversary of the employee's date of hire by an employer or controlled group member.

     II-1.3. Hour of Service. An "hour of service" means each hour for which an employee is directly or indirectly paid or entitled to payment by an employer or controlled group member for the performance of duties and for reasons other than the performance of duties, including each hour for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by an employer or controlled group member, determined and credited in accordance with Department of Labor Reg. Sec. 2530.200b-2.

     II-1.4. Normal Retirement Date. A participant's "normal retirement date" will be the first day of the month coincident with or next following the date he attains age 65 years (his "normal retirement age"). A participant's right to his normal retirement benefit shall be nonforfeitable on and after his normal retirement age.

     II-1.5. Early Retirement Date. The "early retirement date" of a participant who was first hired on or before January 1, 1991 will be the first day of the month coincident with or next following the date of his retirement from the employ of all of the employers before his normal retirement date but after he has both attained age 55 years and completed 20 or more years of vesting service. The "early retirement date" of a participant who was first hired after January 1, 1991 will be the first day of the month coincident with or next following the date of his retirement from the employ of all of the employers before his normal retirement date but after he has both attained age 55 years and completed 10 or more years of vesting service.

     II-1.6. Deferred Retirement Date. A participant's "deferred retirement date" will be the first day of the month coincident with or next following the date of his retirement from the employ of all of the employers after his normal retirement date.

     II-1.7. Retirement Date. A participant's "retirement date" will be one of the dates described above as of which his retirement from the employ of the employers occurs.

     II-1.8. Leave of Absence. A "leave of absence" for plan purposes means an absence from work which is not treated by the employers as a termination of employment or which is required by law to be treated as a leave of absence. Leaves of absence will be granted under employer rules applied uniformly to all employees similarly situated.

     II-1.9. Controlled Group Member. A "controlled group member" means:


     (a) any corporation which is not an employer but is a member of a controlled group of corporations (within the meaning of Section 1563(a) of the Internal Revenue Code, determined without regard to Sections 1563(a)(4) and 1563(e)(3)(C) thereof) which contains an employer; or

     (b) any trade or business (whether or not incorporated) which is under common control with an employer (within the meaning of Section 414(c) of the Internal Revenue Code).

     II-1.10. Employment with Controlled Group Member. If a participant is transferred from employment with an employer to employment with a controlled group member then, for the purpose of determining when his retirement date occurs under this Section II-1 or when his date of termination of employment with the employers occurs under Section II-4, his employment with such controlled group member (or any controlled group member to which he is subsequently transferred) shall be considered as employment with the employers.
SECTION II-2 Bases of Benefits II-2.1. General. Vesting service shall be applied to determine a participant's eligibility for benefits under the plan, but not for the purpose of computing the amount of such benefits. Benefit service shall be applied to compute the amount of a participant's benefits under the plan. A participant's retirement income or deferred vested benefit will be based on his benefit service and his final average earnings, both as determined in accordance with the provisions hereof.

     II-2.2. Vesting Service. A participant's "vesting service" means the total of his years of service computed in accordance with the following rules:

     (a) A participant will be entitled to 1/12th of a year of vesting service for each calendar month (or portion thereof) during which he is employed by an employer or controlled group member.

     (b) All periods of employment (whether or not continuous) will be aggregated in computing a participant's vesting service.

     (c) A period of leave of absence will be included in determining a participant's vesting service.

     (d) In no event will a participant be entitled to more than 1/12th of a year of vesting service for any calendar month.

     II-2.3. Benefit Service. A participant's "benefit service" shall be determined in accordance with the following rules: (a) A participant who was a participant in the plan on December 31, 1987 will be entitled to a full or fractional year of benefit service for each full or fractional year of benefit service to which he was entitled under the plan prior to January 1, 1988, in accordance with the terms of the plan in effect prior to that date, but including service after the participant's normal retirement date.

     (b) Beginning January 1, 1988, a participant who was first hired on or before January 1, 1991 shall be entitled to 1/12th of a year of benefit service for each calendar month (or portion thereof) after December, 1987 during which he is employed by an employer.

     (c) A participant who was first hired after January 1, 1991 shall be entitled to 1/12th of a year of benefit service for each calendar month (or portion thereof) after he has completed one year of vesting service during which he is employed by an employer.

     (d) Except as required by law or provided by the committee in a nondiscriminatory manner, any period of unpaid leave of absence in excess of twelve months will be disregarded in computing a participant's benefit service.

     II-2.4. Earnings. A participant's "earnings" means the total cash compensation paid to the participant for services rendered to the employers as an employee, including pre-tax employee deposits under any qualified profit sharing or stock bonus plan maintained by an employer, and, beginning January 1, 1995, compensation deferred under the Dean Witter, Discover & Co. Tax Deferred Equity Participation Plan, the SPS Transaction Services, Inc. Tax Deferred Equity Participation Plan (the "TDEPPs") or the Dean Witter, Discover & Co. Capital Accumulation Plan ("CAP") in the year such deferrals are made, but excluding such items as awards and prizes, lump sum payments for vacations earned but not taken, supper money, foreign allowances, service allowances, retainers, special geographic differentials, medical expense reimbursements, retirement or profit sharing benefits, long-term disability benefit payments, payments or reimbursements in connection with moving expenses, awards under any long-term executive compensation plans other than the TDEPPS or CAP, one-time annual awards for special merit or achievement, performance units or restricted share awards under any incentive compensation plans, dividends paid on such restricted shares, the value of stock options or stock appreciation rights and cash payments received pursuant to stock options, any incremental increases or earnings under deferred compensation plans including but not limited to the TDEPPs and CAP, payments or withdrawals from any deferred compensation plan including but not limited to the TDEPPs and CAP, amounts paid after death, disability or retirement, employer-paid premiums on any insurance plan, employer contributions under any profit sharing, profit participation or stock plans, or any other similar types of compensation which may be specifically excluded by action of the committee.

     Effective January 1, 1989, compensation for any year in excess of $200,000 (or such greater amount as may be determined by the Commissioner of Internal Revenue for that year) shall be disregarded in determining the amount of a participant's earnings; provided, that the limitations of this sentence shall not reduce the benefit accrued as of December 31, 1988, determined under the terms of the plan as then in effect as though the participant had terminated employment on that date.

     In addition to other applicable limitations set forth in the plan and notwithstanding any other provisions of the plan to the contrary, for plan years beginning on or after January 1, 1994, the annual earnings of each participant taken into account under the plan shall not exceed the OBRA `93 annual compensation limit. The OBRA `93 compensation limit is $150,000, as adjusted by the Commissioner of Internal Revenue for increases in the cost-of-living in accordance with section 401(a)(17)(D) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period not exceeding 12 months over which compensation is determined (the determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA `93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period and the denominator of which is 12.

     For plan years beginning on or after January 1, 1994, any reference in this plan to the limitation under section 401(a)(17) of the Code shall mean the OBRA `93 annual compensation limit set forth in this provision.

     If earnings for any prior determination period are taken into account in determining a participant's benefits accruing in the current plan year, the earnings for that prior determination period are subject to the OBRA `93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first plan year beginning on or after January 1, 1994, the OBRA `93 annual compensation limit is $150,000.

     Unless otherwise provided under the plan, each section 401(a)(17) employee's accrued benefit under this plan will be the greater of the accrued benefit determined for the employee under (a) or (b) below:

     (a) the employee's accrued benefit determined with respect to the benefit formula applicable for the plan year beginning on or after January 1, 1994, as applied to the employee's total years of service taken into account under the Plan for the purposes of benefit accruals, or

     (b) the sum of:

          (i) the employee's accrued benefit as of the last day of the last plan year beginning before January 1, 1994, frozen in accordance with section 1.401(a)(4)-13 of the regulations and

          (ii) the employee's accrued benefit determined under the benefit formula applicable for the plan year beginning on or after January 1, 1994, as applied to the employee's years of service credited to the employee for plan years beginning on or after January 1, 1994, for purposes of benefit accruals.

     A section 401(a)(17) employee means a participant whose current accrued benefit as of a date on or after the first day of the first plan year beginning on or after January 1, 1994, is based on earnings for a year beginning prior to the first day of the first plan year beginning on or after January 1, 1994, that exceeded $150,000.

     II-2.5. Final Average Earnings. The "final average earnings" of a participant shall be the monthly average of the earnings paid to him during the 5 consecutive calendar years for which his earnings were highest within the last 10 consecutive calendar years immediately preceding his retirement date or earlier termination of employment (or the monthly average of earnings for the entire period of his employment if such period is less than 5 calendar years). Such average shall be computed by dividing the total of the participant's earnings for such 5 calendar year period (or shorter total period of employment if applicable) by the number of months within that period for which he had earnings.

                                  SECTION II-3

                          Amount of Retirement Income

     II-3.1. Accrued Benefit. Subject to the provisions of subsection II-3.9 and Supplement F, a participant's accrued benefit under the plan is a monthly retirement income, commencing on the participant's normal retirement date and payable during his lifetime, in an amount equal to the sum of:

     (a) a "Base Benefit" equal to 1.10% of the participant's final average earnings (as defined in subsection II-2.5) multiplied by his number of years of benefit service; plus

     (b) an "Additional Benefit" equal to 0.65% of the participant's excess earnings (as defined in subsection II-3.6) multiplied by his number of years of benefit service (not exceeding 35 years).

The amount of monthly retirement income determined under this subsection II-3.1 will be subject to reduction if the participant is to receive a joint and survivor annuity under subsection II-5.1. In no event shall the amount of a participant's monthly retirement income be less than his accrued benefit as of December 31, 1988 (determined under the terms of the plan as then in effect as though the participant had terminated employment on that date).

     II-3.2. Normal Retirement. A participant who retires on his normal retirement date will be entitled to a monthly retirement income computed in accordance with subsection II-3.1, commencing on his normal retirement date and payable in accordance with subsection II-5.1.

     II-3.3. Deferred Retirement. A participant who retires on a deferred retirement date will be entitled to a monthly retirement income, commencing on the earlier of his deferred retirement date or his required commencement date (as defined in subsection II-5.6), and payable in accordance with subsection II-5.1. The amount of his monthly retirement income will be computed in accordance with subsection II-3.1, but shall be actuarially increased to reflect the aggregate amount of monthly retirement income payments which were not paid to such participant for those calendar months (if any) beginning on or after his normal retirement date during which he completed less than 40 hours of service. If payment of a participant's monthly retirement income begins prior to retirement on his required commencement date, then: (a) the amount of any additional retirement income that otherwise would be accrued by the participant after that date shall be reduced (but not below zero) by the actuarial equivalent of the retirement income payments made to the participant after that date; and (b) the amount of retirement income payable to the participant shall be adjusted, as of each subsequent January 1, to reflect the additional benefits, if any, accrued by the participant during the immediately preceding calendar year. In no event shall the amount of monthly retirement income payable to a participant under this subsection II-3.3 be less than the monthly retirement income the participant would have received had he retired on his normal retirement date.

     II-3.4. Early Retirement - Deferred Payment. A participant who retires on an early retirement date will be entitled to a monthly retirement income, commencing on his normal retirement date and payable in accordance with subsection II-5.1, computed in accordance with subsection II-3.1 (as in effect as of his early retirement date) and based on his final average earnings at his early retirement date.

     II-3.5. Early Retirement - Immediate Payment. In lieu of receiving the monthly retirement income otherwise payable under subsection II-3.4 commencing on his normal retirement date, a participant who retires on an early retirement date may elect a monthly retirement income commencing on his early retirement date, or on the first day of any calendar month thereafter before his normal retirement date. Such monthly retirement income will be computed in accordance with subsection II-3.4, but shall be reduced as follows: (a) the Base Benefit shall be reduced: (i) by 0.4% thereof for each month by which commencement precedes the first day of the month coincident with or next following the date the participant would have attained age 63 years, if the participant was first hired on or before January 1, 1991; or (ii) by 5/12ths of 1% thereof for each month by which commencement precedes the participant's normal retirement date, if the participant was first hired after January 1, 1991; and (b) the Additional Benefit shall be reduced by 2/3rds of 1% thereof for each of the first 36 months and by 1/3rd of 1% thereof for each month in excess of 36 by which commencement precedes the participant's normal retirement date. Each election under this subsection II-3.5 must be in writing and filed with the committee at such time prior to the date earlier payment of the participant's retirement income is to begin as the committee shall determine. In no event shall the monthly retirement income payable to a participant who retires on an early retirement date be less than the amount that would have been payable under the terms of the plan in effect on December 31, 1988 if the participant had retired on that date.

     II-3.6. Excess Earnings. A participant's "excess earnings" means the excess, if any, of his final average earnings over his covered compensation (as defined below). A participant's "covered compensation" is the monthly average of the Social Security taxable wage bases in effect for each of the 35 calendar years ending with the year the participant attains (or would attain) Social Security retirement age, assuming that the Social Security taxable wage base for future years is the same as the Social Security taxable wage base in effect for the current year.

     II-3.7. Benefit Limitations, Notwithstanding any other provisions of the plan, a participant's monthly retirement income or monthly deferred vested benefit as of the end of any plan year may not exceed an amount which is equivalent to a retirement income or deferred vested benefit payable for life only (not taking into account that portion of any joint and survivor annuity which constitutes a qualified joint and survivor annuity under the Internal Revenue Code), equal to $7,500 per month (or such greater amount as may be determined by the Commissioner of Internal Revenue for calendar years ending after December 31, 1987 which begin with or within that plan year). If payment of a participant's monthly retirement income or deferred vested benefit begins before he attains the social security retirement age, such limitation shall be reduced so that it is equivalent to a monthly benefit of $7,500 commencing at the social security retirement age. If payment of a participant's monthly retirement income begins after he attains the social security retirement age, such limitation shall be increased so that it is equivalent to a monthly benefit of $7,500 commencing at the social security retirement age. For purposes of adjusting amounts under this subsection II-3.7, the interest rate assumption shall be the greater (or the lesser, in the case of benefits beginning after the social security retirement age) of 5% or the rate specified in Supplement A for determining actuarial equivalence. In the case of a participant with less than 10 years of participation in the plan, the foregoing limitation shall be multiplied by a fraction, the numerator of which shall be the participant's number of full and fractional years of participation in the plan (but not less than 1) and the denominator of which shall be 10. The preceding sentence shall be applied separately with respect to each change in the benefit structure of the plan. In no event shall a participant's monthly retirement income as of the end of any plan year exceed 100% of his average compensation for his high three years. A participant's "average compensation for his high three years" means his average monthly compensation during that period of three consecutive calendar years of his service with the employers (or during his actual number of years of service if less than three such years) in which his aggregate compensation from the employers was the greatest. For purposes of this subsection II-3.7, a participant's "compensation" means his total cash compensation for services rendered to the employers as an employee, determined in accordance with Section 415(c)(3) of the Internal Revenue Code and the regulations thereunder. The provisions of this subsection II-3.7 shall not reduce the monthly retirement income or deferred vested benefit of any participant below such participant's accrued benefit as of December 31, 1986 (determined under the terms of the plan as in effect on May 5, 1986 as though the participant had terminated employment on December 31, 1986).

     II-3.8. Combined Benefit Limitations. If a participant in this plan also is a participant in a defined contribution plan maintained by an employer, the aggregate benefits payable to, or on account of, him under both plans will be determined in a manner consistent with Section 415 of the Internal Revenue Code and Section 1106 of the Tax Reform Act of 1986. Accordingly, there will be determined with respect to the participant a defined benefit plan fraction and a defined contribution plan fraction in accordance with said Sections 415 and 1106. The benefits provided for the participant under this plan will be adjusted to the extent necessary so that the sum of such fractions determined with respect to the participant does not exceed 1.0.

     II-3.9. Minimum Benefit for Transferred Participants. In no event shall the monthly retirement income or deferred vested benefit payable under this Article II of the plan to (or on account of) a transferred participant (as defined in subsection II-3.10) be less than the amount determined as follows:

     (a) First, the amount of retirement income that would be payable to (or on account of) such transferred participant under the plan and each related plan (as defined below) will be calculated using the transferred participant's period of continuous service with all employers and controlled group members (disregarding any period his employer was not an employer or controlled group member), rather than his benefit service (or such other denominated service which is used in calculating benefits under any related plan), and using his compensation from all employers and controlled group members in determining his final average earnings;

     (b) Next, the respective amounts calculated for the plan and each related plan under subparagraph (a) next above will be multiplied by a fraction, the numerator of which shall be that portion of the transferred participant's continuous service which consisted of employment covered by the plan, or such related plan, as the case may be, and the denominator of which shall be his total period of continuous service; and

     (c) Finally, the amount of retirement income payable under the plan to (or on account of) a transferred participant shall not be less than the excess of:

          (i) the sum of the amounts calculated under subparagraph (b) next above; minus

          (ii) the sum of the amounts of retirement income that are payable to (or on account of) such transferred participant under all related plans.

If a transferred participant dies while employed by an employer, death benefits will be payable in accordance with the provisions of Section 11-6 of the plan. The amount of such death benefit will be based upon the amount of retirement income that would have been payable to the deceased transferred participant in accordance with the provisions of this subsection II-3.9. A "related plan" means a defined benefit pension plan maintained by a controlled group member under which retirement benefits are based upon final average (rather than career average) earnings. For purposes of this subsection II-3.9, a transferred participant who, prior to January 1, 1989, participated in the Allstate plan, shall have the amount of retirement income payable under the Allstate plan calculated by reducing the base benefit portion of such transferred participant's post-1988 Allstate plan benefit by 0.4% thereof for each month by which the commencement of such transferred participant's benefit payments precedes the first day of the month coincident with or next following the date such transferred participant would have attained age 60 years. For purposes of this subsection II-3.9, a transferred participant who, either on October 1, 1995 or, if later, the participant's retirement date, is a highly compensated employee and who participated in the Sears plan prior to such participant's transfer shall have the amount of retirement income payable under the Sears plan calculated by reducing the pre-1978 benefit portion of such transferred participant's Sears plan benefit by 5/12ths of 1% for each month by which the commencement of such transferred participant's benefit payments precedes the first day of the month coincident with or next following the date such transferred participant would have attained age 63 years. For purposes of this subsection II-3.9, the amount of retirement income payable to a transferred participant under the Allstate or Sears plans shall be calculated without regard to any exclusion of the portion of a prior service element based upon earnings in years after 1988, provided, however, that the amount of such post-1988 earnings taken into account for purposes of this sentence shall not exceed the OBRA `93 annual compensation limit, as defined in subsection II-2.4, applied to all years after 1988 with the OBRA `93 annual compensation limit in effect for 1995 deemed to have been in effect for the years 1989 through 1993, inclusive.

     II-3.10. Transferred Participant. For purposes of this Article II, a "transferred participant" is a participant: (a) who, after January 1, 1986, either:

          (i) is employed by an employer within twelve months after his termination of employment with all employers and controlled group members, or

          (ii) is transferred directly to employment with an employer, at the request of a controlled group member or by mutual agreement, and without any termination of employment with all employers and controlled group members; and

     (b) who, prior to such employment or transfer, was employed by a controlled group member and, while so employed, was a participant in a related plan; and

     (c) who, with respect to any such employment or transfer occurring after December 31, 1987, completes at least twelve months of continuous service with an employer immediately following such employment or transfer; and

     (d) who again terminates employment with all employers and controlled group members for any reason (including death) and under conditions entitling him (or his spouse or any other person) to a retirement income under the plan; and

     (e)  whose last period of continuous service was with an employer; and

     (f) who is not receiving (and has not received) retirement benefits from a related plan.

     II.3.11. Minimum Normal or Deferred Retirement Benefit. In no event shall a participant's normal or deferred retirement benefit be less than the largest early retirement benefit the participant could have received under subsection II-3.5 if he had retired on an early retirement date.

                                  SECTION II-4

                Termination of Employment Before Retirement

     II-4.1. Monthly Deferred Vested Benefit. A participant whose employment with all of the employers is terminated for any reason other than his death before he qualified for retirement on an early retirement date, but after he has completed five or more years of vesting service, will be entitled to a monthly deferred vested benefit commencing on his normal retirement date and payable in accordance with subsection II-5.1. The amount of his monthly deferred vested benefit will be computed in accordance with subsection II-3.1 (as in effect at the date that his employment with the employers terminated) and will be based on the participant's final average earnings at the date his employment with the employers terminated.

II-4.2. Early Commencement of Benefit. A participant who is entitled to a monthly deferred vested benefit under subsection II-4.1, who was first hired on or before January 1, 1991 and who has completed 20 or more years of vesting service may elect to have such benefit commence as of the first day of any month after he attains age 55 years but before his normal retirement date. Such deferred vested benefit shall be computed in accordance with subsection II-4.1, but shall be reduced as follows: the Base Benefit shall be reduced by 0.4% thereof for each month by which commencement precedes the participant's normal retirement date, and the Additional Benefit shall be reduced by 2/3rds of 1% thereof for each of the first 36 months and by 1/3rd of 1% thereof for each month in excess of 36 by which commencement precedes the participant's normal retirement date. A participant who is entitled to a monthly deferred vested benefit under subsection II-4.1 and who was first hired after January 1, 1991 may elect to have such benefit commence as of the first day of any month after he attains age 55 years but before his normal retirement date. Such deferred vested benefit shall be computed in accordance with subsection II-4.1, but shall be reduced to the percentage thereof determined under the following table:

          Age at                     Percentage
          Commencement               of Benefits
          of  Benefits                 Payable

               65                         100.00%
               64                          88.83
               63                          79.11
               62                          70.62
               61                          63.19
               60                          56.67
               59                          50.92
               58                          45.84
               57                          41.34
               56                          37.34
               55                          33.78



The foregoing percentages will be adjusted proportionately for fractional parts of a year. Each election under this subsection II-4.2 must be in writing and filed with the committee at such time prior to the date earlier payment of the participant's monthly deferred vested benefit is to begin as the committee shall determine.

                                  SECTION II-5

                               Payment of Benefits

     II-5.1. Form of Payment. Except as otherwise specifically provided, payment of monthly retirement income and monthly deferred vested benefits shall be made to a participant as follows:


          (a) Life Annuity. A participant who is not legally married on the date as of which such payments commence, or a participant who prior to that date elects under subparagraph (c) below not to receive his monthly retirement income or monthly deferred vested benefit in the form of a joint and survivor annuity, shall receive a monthly retirement income or monthly deferred vested benefit in accordance with the plan payable during his lifetime, with the last payment to be made for the month in which his death occurs.

          (b) Joint and Survivor Annuity. A participant who is legally married on the date as of which such payments commence and who had not made an election in accordance with subparagraph (c) below shall receive a joint and survivor annuity which is actuarially equivalent to the amount of monthly retirement income or monthly deferred vested benefit otherwise payable to him in accordance with the plan on a life annuity basis. Such joint and survivor annuity shall consist of a reduced monthly retirement income or monthly deferred vested benefit continuing during the participant's lifetime, and if the participant's spouse is living at the date of the participant's death, payment of one-half of such reduced monthly retirement income or monthly deferred vested benefit to such spouse until the spouse's death occurs, with the last payment to be made for the month of the death of the last to die of the participant and his spouse.

          (c) Election to Waive Joint and Survivor Annuity. A Participant may make a written election to waive the joint and survivor annuity at any time during the 90-day period ending on the date payment of his benefits commences. Such an election will be effective only if the participant's spouse consents to the election in writing, and such consent acknowledges the effect of the waiver and is witnessed by a notary public. Within a reasonable period of time prior to the date a participant begins to receive benefits under the plan, the committee shall furnish him with a written explanation of the terms and conditions of the joint and survivor annuity under subparagraph (b) above; the participant's right to make, and the effect of, an election to waive the joint and survivor annuity; the requirement of spousal consent to such a waiver; and the participant's right to make, and the effect of, a revocation of such a waiver. An election under this subparagraph may be revoked by a participant at any time prior to the date payment of his benefits commences.

For purposes of this subsection II-5.1, a participant's spouse means the spouse to whom the participant was married at the date payment of his benefits commenced. II-5.2. Optional Forms of Payment. In lieu of the form and amount of retirement income specified in subsection

     II-5.1, a participant before his retirement date may elect a retirement benefit in one of the following forms which is actuarially equivalent to the form of payment specified in subparagraph II-5.1(a): (a) A retirement benefit payable for 10 years certain and for the lifetime thereafter of the retired participant entitled thereto.

          (b) In the case of a participant first hired on or before January 1, 1991, a retirement benefit payable during the joint lifetime of the retired participant and his spouse, with the provision that upon the death of either the participant or his spouse, payments equal to 50% of such benefit shall be continued during the lifetime of the survivor.

          (c) A retirement benefit payable during the retired participant's lifetime, with the provision that after his death, payments equal to 100% of such benefit shall be continued during the lifetime of the participant's spouse, if such spouse survives him.

          (d) In the case of a participant first hired on or before January 1, 1991, a retirement benefit payable during the retired participant's lifetime; provided that if the participant dies within 10 years after payments commence, payment of such benefit will continue to his spouse (or to his beneficiary if his spouse is not then living) for the balance of such 10-year period; and provided further that if the participant's spouse is living at the end of such 10-year period (or the date of the participant's death, if later), payment of 50% of such benefit will continue to such spouse until the spouse's death occurs.

          (e) In the case of a participant first hired after January l, 1991, a retirement benefit payable during the retired participant's lifetime; provided that after his death, payments equal to 100% of such benefit shall be continued during the lifetime of the participant's primary beneficiary, if such primary beneficiary survives him; and provided further that if the participant and his primary beneficiary both die within 10 years after payments commence, payment of such benefit will continue to his secondary beneficiary for the balance of such 10-year period.

          (f) In the case of a participant first hired after January 1, 1991, a retirement benefit payable during the retired participant's lifetime; provided that: (i) if the participant's beneficiary is living at the date of the participant's death, payment of 50% or 100% (as the participant has elected) of such benefit will continue to such beneficiary until the beneficiary's death occurs; or (ii) if the participant is living at the date of his beneficiary's death, the participant's benefit will thereafter be increased to the amount he would have received had his benefits been payable in the form specified in subparagraph II-5.1(a).

          (g) A lump sum payment; provided that the participant met one of the following requirements at the time of his termination of employment with the employers:

               (i)  He was first hired on or before January 1, 1991;

               (ii) His retirement  income payable as a life annuity  commencing at age 65 was less than $150 per month;

              (iii) He had both  attained age 55 years and  completed 20 or more years of vesting service; or

               (iv) He had both attained age 60 years and either (A) completed
                    10 or more years of vesting service, or (B) was born prior to January 1, 1930.

          (h) A retirement benefit in such other form as shall be established by the committee which meets the requirements of Section 401(a)(9) of the Internal Revenue Code and is offered to participants on a nondiscriminatory basis. An election of an option under this subsection II-5.2 must be in writing, signed by the participant, and filed with the committee at such time and in such manner as the committee shall determine; and will be effective only if the participant's spouse, if any, consents to an election under subparagraphs (a), (e), (f), (g) or (h) above in writing, and such consent acknowledges the effect of the election and is witnessed by a notary public. Payment of an optional form of retirement income will commence no later than the date on which the participant's monthly retirement income would otherwise commence, and shall comply with the requirements of Section 401(a)(9) of the Internal Revenue Code and the regulations thereunder.


     II-5.3. Facility of Payment. When a person entitled to benefits under the plan is under legal disability, or, in the committee's opinion, is in any way incapacitated so as to be unable to manage his financial affairs, the committee may direct the trustee to pay the benefits to such person's legal representative, or to a relative or friend of such person for such person's benefit, or the committee may direct the application of such benefits for the benefit of such person. Any payment made in accordance with the preceding sentence shall be a full and complete discharge of any liability for such payment under the plan.

     II-5.4. Missing Persons. Neither the committee nor any employer is required to search for or locate any person entitled to benefits under the plan.

     II-5.5. Lump Sum Payment of Accrued Benefits. If the present value of (a) a participant's entire nonforfeitable accrued benefit under the plan, or (b) the death benefit payable under subsection II-6.1 or II-6.2 of the plan, does not exceed $3,500, the trustee shall, in accordance with such rules as the committee may establish, pay such present value to the participant (or in the event of his death, to his surviving spouse or beneficiary) in a lump sum upon his termination of employment. For purposes of this subsection II-5.5, if the present value of a participant's entire nonforfeitable accrued benefit under the plan is zero, the participant shall be deemed to have received a distribution of such nonforfeitable accrued benefit. If the present value of a death benefit payable under subsection II-6.1 or II-6.2 of the plan exceeds $3,500, the participant's surviving spouse or beneficiary may elect, in accordance with such rules as the committee may establish, to have such present value paid in a lump sum. For purposes of this subsection II-5.5, a present value shall be determined as of the date of distribution by using the interest rate specified in Supplement A, but not greater than: (i) the applicable rate (as defined below) if the present value (using such rate) does not exceed $25,000; or (ii) 120% of the applicable rate if the present value (using the applicable rate) exceeds $25,000; provided that a present value determined by using 120% of the applicable rate may never be less than $25,000. The term "applicable rate" means the interest rate which would be used (as of the first day of the plan year that contains the date of distribution) by the Pension Benefit Guaranty Corporation for purposes of determining the present value of a lump sum distribution on plan termination. Notwithstanding the provisions of subsection II-7.1, if a participant who received a lump sum payment under subsection II-5.2 or II-5.5 is subsequently reemployed by an employer, his years of employment before his termination of employment shall be disregarded in determining his benefit service under the plan.

     II-5.6. Commencement of Benefits. Payment of a participant's retirement income must commence by April 1 of the calendar year next following the calendar year in which the participant attains age 70-1/2 (his "required commencement date"); provided, however, that the required commencement date of a participant who is not a five percent owner and who attained age 70-1/2 prior to January 1, 1988 shall be April 1 of the calendar year next following the later of the calendar year in which he attained age 70-1/2 or the calendar year in which he retires, and the required commencement date of a participant who attained age 70-1/2 in calendar year 1988 shall be April 1, 1990.

     II-5.7. Optional Direct Rollover of Eligible Rollover Distributions.

          (i) This Section II-5.7 applies to distributions made on or after January 1, 1993. Notwith-standing any provision of the plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the plan administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

          (ii) For purposes of this Section II-5.7 the following definitions shall apply:

               (A) "Eligible rollover distribution" means any distribution of all or any portion of the balance to the credit of the distributee, other than: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code section 401(a)(9); and the portion of any distribution that is not includible in gross income.

               (B) "Eligible retirement plan" means an individual retirement account described in Code section 408(a), an individual retirement annuity described in Code section 408(b), an annuity plan described in Code section 403(a), or a qualified trust described in Code section 401(a), that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

               (C) "Distributee" means an employee of former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code section 414(p), are distributees with regard to the interest of the spouse or former spouse.

                               SECTION II-6

                              Death Benefits

     II-6.1. Spouse's Benefit. A death benefit shall be payable to the spouse of a participant, subject to and determined in accordance with the following terms and conditions:

               (a) Eligibility. A monthly spouse's benefit shall be payable on behalf of a participant who, at the date of his death:

                    (i)  was married;

                    (ii) had either attained age 65 years or was entitled to a deferred vested benefit under subsection II-4.1; and

                    (iii) had not begun to receive benefits under the plan.

               (b) Amount. The spouse's benefit shall be in an amount determined as follows:

                    (i) If, at the date of his death, the participant had attained age 65 years, the spouse's benefit shall be equal to the amount of monthly retirement income, computed pursuant to subsection II-3.2, to which the participant would have been entitled if the first day of the month coincident with or next following the date of his death were his retirement date and his benefits were payable in the form specified in subparagraph II-5.2(c) of the plan.

          (ii) If, at the date of his death, the participant either: (A) was employed by an employer and had met the early retirement requirements of subsection II-1.5; or (B) had retired on an early retirement date after both attaining age 55 years and completing 20 years of vesting service, the spouse's benefit shall be equal to the amount of monthly retirement income, computed pursuant to subsection II-3.5, to which the participant would have been entitled if the first day of the month coincident with or next following the date of his death were his early retirement date (or his benefit commencement date in the case of a retired participant) and his benefits were then payable in the form specified in subparagraph II-5.2(c) of the plan.

          (iii)If, at the date of his death, the participant had not met the requirements set forth in subparagraphs (b)(i) and (ii) above, the spouse's benefit shall be equal to 50% of the amount of monthly retirement income computed pursuant to subsection II-3.5 or monthly deferred vested benefit computed pursuant to subsection II-4.2, whichever is applicable, to which the participant would have been entitled if his benefits were payable in the form specified in subparagraph II-5.1(b) of the plan commencing on the first day of the month coincident with or next following his date of death.

          (c) Payment. Payment of the spouse's benefit shall commence as of the first day of the month coincident with or next following the date of the participant's death or, if the participant's spouse so elects, the date the participant would have attained age 65 years, and shall end with the month in which the participant's spouse dies.

     II-6.2. Death Benefit for Unmarried Participants. A death benefit shall be payable to the beneficiary of a participant who is not covered by the spouse's benefit under subsection II-6.1, subject to and determined in accordance with the following terms and conditions: (a) Eligibility. A monthly death benefit shall be payable on behalf of a participant who, at the date of his death:

               (i)  was not married;

               (ii) had either attained age 65 years or was entitled to a deferred vested benefit under subsection II-4.1; and

               (iii) had not begun to receive benefits under the plan.

          (b) Amount. The death benefit shall be in an amount determined as follows:

               (i) If, at the date of his death, the participant had attained age 65 years, the death benefit shall be equal to the amount of monthly retirement income, computed pursuant to subsection II-3.2, to which the participant would have been entitled if the first day of the month coincident with or next following the date of his death were his retirement date and his benefits were payable in the form specified in subparagraph II-5.2(a) of the plan.

               (ii) If, at the date of his death, the participant either: (A)
                    was employed by an employer and had met the early retirement requirements of subsection II-1.5; or (B) had retired on an early retirement date after both attaining age 55 years and completing 20 years of vesting service, the death benefit shall be equal to the amount of monthly retirement income, computed pursuant to subsection II-3.5, to which the participant would have been entitled if the first day of the month coincident with or next following the date of his death were his early retirement date (or his benefit commencement date in the case of a retired participant) and his benefits were then payable in the form specified in subparagraph II-5.2(a) of the plan.

               (iii) If, at the date of his death, the participant had not met the requirements set forth in subparagraphs (b)(i) and (ii) above and either: (A) was employed by an employer; or (B) was first hired on or before January 1, 1991, the death benefit shall be equal to the amount of monthly retirement income computed pursuant to subsection II-3.5 or monthly deferred vested benefit computed pursuant to subsection II-4.2, whichever is applicable, to which the participant would have been entitled if his benefits were payable in the form specified in subparagraph II-5.1(a) of the Plan commencing on the first day of the month coincident with or next following his date of death.

          (c) Payment. Payment of the death benefit shall commence as of the first day of the month coincident with or next following the date of the participant's death or, if the participant's beneficiary so elects, the date the participant would have attained age 65 years, and shall end: (A) with the 120th monthly payment, in the case of benefits payable under subparagraphs (b)(i) and (ii) above; and (B) with the 60th monthly payment, in the case of benefits payable under subparagraph (b)(iii) above.

     II-6.3. Death After Commencement of Benefits. The death benefits, if any, of a participant who dies after commencement of his benefits under the plan are those specified under the form in which his benefits were being paid.

     II-6.4. Designation of Beneficiary. Each participant from time to time, by signing a form furnished by the committee, may designate any person or persons (who may be designated concurrently, contingently or successively) to whom any death benefits payable under subsection II-6.2 are to be distributed. A beneficiary designation form will be effective only when the form is filed with the committee while the participant is alive and will cancel all beneficiary designation forms previously filed with the committee. If a deceased participant failed to designate a beneficiary as provided above, or if the designated beneficiary dies before the participant or before complete payment of such death benefits, the participant's benefits shall be paid as follows:

          (a) If the participant was employed by an employer at the date of his death, to the beneficiary or beneficiaries designated by the participant under his employer's group term life insurance plan or, if none, to the beneficiary or beneficiaries designated by the participant under his employer's tax-qualified defined contribution plan.

          (b) If the participant was not employed by an employer at the date of his death, or if there are no beneficiaries designated under subparagraph (a) above, to the legal representative or representatives of the estate of the participant.

                                  SECTION II-7

                                  Reemployment

     II-7.1. Breaks in Employment. If an employee's or participant's employment with the employers should terminate and such employee or participant is subsequently reemployed by an employer, then: (a) the vesting service and benefit service to which he was entitled at the time of termination shall be reinstated; (b) if such reemployment occurs within twelve months following his termination of employment, the period between his date of termination and date of reemployment shall be included in his vesting service and benefit service; and (c) if he had met the requirements of subsection II-1.2 at his date of termination, he will become a participant in the plan upon his date of reemployment.

     II-7.2. Subsequent Employment. If a former participant who is receiving a monthly retirement income or monthly deferred vested benefit is reemployed by an employer on or after his required commencement date, his benefits shall continue to be paid to him under the plan during his period of reemployment. Except as provided in the following sentence, if a former participant who is receiving, or is entitled to receive, a monthly retirement income or monthly deferred vested benefit is reemployed by an employer prior to his required commencement date, no benefits shall be payable to him under the plan during his period of reemployment (except as required by subsection II-5.6), and any benefits payable under the plan to him thereafter shall be determined in accordance with the plan as then in effect, shall take into account the benefits to which he was entitled prior to reemployment, and shall be actuarially adjusted to reflect any benefits he previously received. If a former participant who is receiving a monthly retirement income or monthly deferred vested benefit is reemployed by an employer as a part-time employee, more than 60 days after his earlier termination of employment, and prior to his required commencement date, his benefits shall continue to be paid to him under the plan during his period of reemployment; such benefits shall be recomputed after his period of reemployment ends in accordance with the terms of the plan as then in effect (taking into account the benefits to which he was entitled prior to reemployment); and such benefits shall be actuarially adjusted to reflect the benefits he previously received.

                                ARTICLE III

                               SECTION III-1

                    Participation and Retirement Dates

     III-1.1. Employee. For purposes of this Article III, the term "employee" shall mean an employee of an employer or controlled group member who: (a) is employed in the United States of America; and (b) was both (i) hired on or before January 1, 1985, and (ii) employed by an employer on January 1, 1986.

     III-1.2. Participation. Subject to the conditions and limitations of the plan, each employee of an employer who is a participant in the plan immediately preceding January 1, 1988 will continue as a participant on and after that date. Beginning January 1, 1988, each other employee of an employer will become a participant in the plan on the first day of the plan year during which he meets both of the following requirements:

     (a) He has attained age 21 years; and

     (b) He has completed a year of service (as defined below).

An employee shall be entitled to a "year of service" if he has completed 1,000 hours of service during the 12-month period ending on his employment anniversary date. An "employment anniversary date" means any anniversary of the employee's date of hire by an employer or controlled group member.

     III-1.3. Hour of Service. An "hour of service" means each hour for which an employee is directly or indirectly paid or entitled to payment by an employer or controlled group member for the performance of duties and for reasons other than the performance of duties, including each hour for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by an employer or controlled group member, determined and credited in accordance with Department of Labor Reg. Sec. 2530.200b-2.

     III-1.4. Normal Retirement Date. A participant's "normal retirement date" will be the first day of the month coincident with or next following the date he attains age 65 years. A participant's "normal retirement age" is age 60. A participant's right to his normal retirement benefit shall be nonforfeitable on and after his normal retirement age.

     III-1.5. Early Retirement Date. A participant's "early retirement date" will be the first day of the month coincident with or next following the date of his retirement from the employ of all of the employers before his normal retirement date but after he has either: (a) attained age 60 years; or (b) both attained age 55 years and completed 20 or more years of vesting service.

     III-1.6. Deferred Retirement Date. A participant's "deferred retirement date" will be the first day of the month coincident with or next following the date of his retirement from the employ of all of the employers after his normal retirement date.

     III-1.7. Retirement Date. A participant's "retirement date" will be one of the dates described above as of which his retirement from the employ of the employers occurs.

     III-1.8. Leave of Absence. A "leave of absence" for plan purposes means an absence from work which is not treated by the employers as a termination of employment or which is required by law to be treated as a leave of absence. Leaves of absence will be granted under employer rules applied uniformly to all employees similarly situated.

     III-1.9. Controlled Group Member. A "controlled group member" means:

          (a) any corporation which is not an employer but is a member of a controlled group of corporations (within the meaning of Section 1563(a) of the Internal Revenue Code, determined without regard to Sections 1563(a)(4) and 1563(e)(3)(C) thereof) which contains an employer; or

          (b) any trade or business (whether or not incorporated) which is under common control with an employer (within the meaning of Section 414(c) of the Internal Revenue Code).

     III-1.10. Employment with Controlled Group Member. If a participant is transferred from employment with an employer to employment with a controlled group member then, for the purpose of determining when his retirement date occurs under this Section III-I or when his date of termination of employment with the employers occurs under Section III-4, his employment with such controlled group member (or any control led group member to which he is subsequently transferred) shall be considered as employment with the employers.


                                 SECTION III-2

                               Bases of Benefits

     III-2.1. General. Vesting service shall be applied to determine a participant's eligibility for benefits under the plan, but not for the purpose of computing the amount of such benefits. Benefit service shall be applied to compute the amount of a participant's benefits under the plan. A participant's retirement income or deferred vested benefit will be based on his benefit service and his final average earnings, both as determined in accordance with the provisions hereof.

     III-2.2. Vesting Service. A participant's "vesting service" means the total of his years of service computed in accordance with the following rules: (a) A participant will be entitled to 1/12th of a year of vesting service for each calendar month (or portion thereof) during which he is employed by an employer or controlled group member.

          (b) All periods of employment (whether or not continuous) will be aggregated in computing a participant's vesting service.

          (c) A period of leave of absence will be included in determining a participant's vesting service.

          (d) In no event will a participant be entitled to more than 1/12th of a year of vesting service for any calendar month.

     III-2.3. Benefit Service. A participant's "benefit service" shall be determined in accordance with the following rules:

          (a) A participant who was a participant in the plan on December 31, 1987 will be entitled to 1/12th of a year of benefit service for each calendar month (or portion thereof) of benefit service to which he was entitled under the plan prior to January 1, 1988, in accordance with the terms of the plan in effect prior to that date, but including service prior to January 1, 1986 and after the participant's 65th birthday.

          (b) Beginning January 1, 1988, a participant shall be entitled to 1/12th of a year of benefit service for each calendar month (or portion thereof) after December 31, 1987 during which he is employed by an employer.

          (c) A participant shall not be entitled to more than 28 years of benefit service. In the case of a participant who has both accrued a Prior Service Element of his Pre-1978 Benefit and completed 28 years of benefit service, each additional year of his benefit service after 1988 shall replace a year of benefit service for purposes of such Prior Service Element, until such participant has zero years of benefit service prior to 1978.

          (d) Except as required by law or provided by the committee in a nondiscriminatory manner, any period of unpaid leave of absence in excess of twelve months will be disregarded in computing a participant's benefit service.

     III-2.4. Earnings. A participant's "earnings" means the total cash compensation paid to the participant for services rendered to the employers as an employee, including pre-tax employee deposits under any qualified profit sharing or stock bonus plan maintained by an employer and, beginning January 1, 1995, compensation deferred under the Dean Witter, Discover & Co.

Tax Deferred Equity Participation Plan, the SPS Transaction Services, Inc. Tax Deferred Equity Participation Plan (the "TDEPPs") or the Dean Witter, Discover & Co. Capital Accumulation Plan ("CAP") in the year such deferrals are made, but excluding such items as awards and prizes, lump sum payments for vacations earned but not taken, supper money, foreign allowances, service allowances, retainers, special geographic differentials, medical expense reimbursements, retirement or profit sharing benefits, long-term disability benefit payments, payments or reimbursements in connection with moving expenses, awards under any long-term executive compensation plans other than the TDEPPs or CAP, one-time annual awards for special merit or achievement, performance units or restricted share awards under any incentive compensation plans, dividends paid on such restricted shares, the value of stock options or stock appreciation rights and cash payments received pursuant to stock options, any incremental increases or earnings under deferred compensation plans including but not limited to the TDEPPs and CAP, payments or withdrawals from any deferred compensation plan including but not limited to the TDEPPs and CAP, amounts paid after death, disability or retirement, employer-paid premiums on any insurance plan, employer contributions under any profit sharing, profit participation or stock plans, or any other similar types of compensation which may be specifically excluded by action of the committee.

     Effective January 1, 1989, compensation for any year in excess of $200,000 (or such greater amount as may be determined by the Commissioner of Internal Revenue for that year) shall be disregarded in determining the amount of a participant's earnings; provided, that the limitations of this sentence shall not reduce the benefit accrued as of December 31, 1988, determined under the terms of the plan as then in effect as though the participant had terminated employment on that date.

     In addition to other applicable limitations set forth in the plan, and notwithstanding any other provision of the plan to the contrary, for plan years beginning on or after January 1, 1994, the annual earnings of each participant taken into account under the plan shall not exceed the OBRA `93 annual compensation limit. The OBRA `93 compensation limit is $150,000, as adjusted by the Commissioner of Internal Revenue for increases in the cost-of-living in accordance with section 401(a)(17)(D) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period not exceeding 12 months over which compensation is determined (the determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA `93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period and the denominator of which is 12.

     For plan years beginning on or after January 1, 1994, any reference in this plan to the limitation under section 401(a)(17) of the Code shall mean the OBRA `93 annual compensation limit set forth in this provision.

     If earnings for any prior determination period are taken into account in determining a participant's benefits accruing in the current plan year, the earnings for that prior determination period are subject to the OBRA `93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first plan year beginning on or after January 1, 1994, the OBRA `93 annual compensation limit is $150,000.

     Unless otherwise provided under the plan, each section 401(a)(17) employee's accrued benefit under this plan will be the greater of the accrued benefit determined for the employee under (a) or (b) below:

     (a) the employee's accrued benefit determined with respect to the benefit formula applicable for the plan year beginning on or after January 1, 1994, as applied to the employee's total years of service taken into account under the Plan for the purposes of benefit accruals, or

     (b)  the sum of:

     (i) the employee's accrued benefit as of the last day of the last plan year beginning before January 1, 1994, frozen in accordance with section 1.401(a)(4)-13 of the regulations, and

     (ii) the employee's accrued benefit determined under the benefit formula applicable for the plan year beginning on or after Janaury 1, 1994, as applied to the employee's years of service credited to the employee for plan years beginning on or after January 1, 1994, for purposes of benefit accruals.

     A section 401(a)(17) employee means a participant whose current accrued benefit as of a date on or after the first day of the first plan year beginning on or after January 1, 1994, is based on earnings for a year beginning prior to the first day of the first plan year beginning on or after January 1, 1994, that exceeded $150,000.

     III-2.5. Final Average Earnings. The "final average earnings" of a participant shall be the monthly average of the earnings paid to him during the 5 consecutive calendar years for which his earnings were highest within the last 10 consecutive calendar years immediately preceding his retirement date or earlier termination of employment (or the monthly average of earnings for the entire period of his employment if such period is less than 5 calendar years). Such average shall be computed by dividing the total of the participant's earnings for such 5 calendar year period (or shorter total period of employment if applicable) by the number of months within that period for which he had earnings.

                               SECTION III-3

                        Amount of Retirement Income

     III-3.1. Normal Retirement. Subject to the provisions of subsections III-3.8 and III-3.9, a participant who retires on a normal retirement date will be entitled to a monthly retirement income, commencing on the participant's normal retirement date and payable during his lifetime, in an amount equal to the sum of:

          (a)  a Post-1988 Benefit equal to the sum of:

               (i) a Base Benefit equal to 1.55% of the participant's final average earnings (as defined in subsection III-2.5) multiplied by his number of years of benefit service after December 31, 1988; and

               (ii) an Additional Benefit equal to 0.65% of the participant's excess earnings (as defined in subsection III-3.5) multiplied by his number of years of benefit service after December 31 1988;

          (b)  a 1978-1988 Benefit equal to the sum of:

               (i) the Future Service Element of the participant's monthly retirement income determined under the terms of the Allstate Retirement Plan as in effect on December 31, 1988, based on his final average earnings at that date (calculated as provided in subsection III-3.3) and his benefit service from January 1, 1978 through December 31, 1988;

               (ii) 18% of the amount determined under subparagraph (b)(i)
                    above; and

               (iii) the product of:

                    (A) the amount determined under subparagraph (b)(i) above, multiplied by

                    (B) a fraction, the numerator of which is the excess, if any, of the participant's final average earnings at his retirement date over his final average earnings at December 31, 1988 (calculated as provided in subsection III-3.3), and the denominator of which is the participant's final average earnings at December 31, 1988 (calculated as provided in subsection III-3.3); plus

     (c) a Pre-1978 Benefit equal to the sum of:

     (i) A Prior Service Element equal to the sum of:

                    (A) the Prior Service Element of the participant's monthly retirement income determined under the terms of the Allstate Retirement Plan as in effect on December 31, 1988, based on his average participating compensation (as defined in the Allstate Retirement Plan) at that date (calculated as provided in subsection III-3.3) and his benefit service prior to January 1, 1978;

                    (B)  18% of the amount determined under subparagraph
                         (c)(i)(A) above; and

                    (C) an amount equal to 2-1/8% of the excess, if any, of the participant's final average earnings over his final average earnings at December 31, 1988 (calculated as provided in subsection III-3.3), multiplied by his number of full and fractional years of benefit service prior to January 1, 1978 (up to 20 years); provided, however, that in no event shall a participant who is a "highly compensated employee" within the meaning of
                         Section 414(q) of the

                         Internal Revenue Code be entitled to the portion of the Prior Service Element calculated under this subparagraph (c)(1)(C); and

               (ii) a Past Service Element equal to 118% of (A) 0.2% for each full year of benefit service through December 31, 1978 (not limited to 28 years), times (B) the participant's earnings in 1978 up to a maximum of $15,000.

      The amount of monthly retirement income determined under this subsection III-3.1 will be subject to reduction if the participant is to receive a joint and survivor annuity under subsection III-5.1. In no event shall the amount of a participant's monthly retirement income be less than an amount equal to 118% of his accrued benefit as of December 31, 1988 (determined under the terms of the plan as then in effect as though the participant had terminated employment on that date); and in no event shall a participant's 1978-1988 Benefit be less than an amount equal to 118% of the participant's Future Service Element at December 31, 1988 calculated under the provisions of Section 3.4 of the Allstate Retirement Plan as in effect on that date.

     III-3.2. Deferred Retirement. A participant who retires on a deferred retirement date will be entitled to a monthly retirement income, commencing on the earlier of his deferred retirement date or his required commencement date (as defined in subsection III-5.6), and payable in accordance with subsection III-5.1. The amount of his monthly retirement income will be computed in accordance with subsection III-3.1, but shall be actuarially increased to reflect the aggregate amount of monthly retirement income payments which were not paid to such participant for those calendar months (if any) beginning on or after his normal retirement date during which he completed less than 40 hours of service. If payment of a participant's monthly retirement income begins prior to retirement on his required commencement date, then: (a) the amount of any additional retirement income that otherwise would be accrued by the participant after that date shall be reduced (but not below zero) by the actuarial equivalent of the retirement income payments made to the participant after that date; and (b) the amount of retirement income payable to the participant shall be adjusted, as of each subsequent January 1, to reflect the additional benefits, if any, accrued by the participant during the immediately preceding calendar year. In no event shall the amount of monthly retirement income payable to a participant under this subsection III-3.2 be less than the monthly retirement income the participant would have received had he retired on his normal retirement date.

III-3.3. Early Retirement - Deferred Payment. A participant who retires on an early retirement date will be entitled to a monthly retirement income, commencing on his normal retirement date and payable in accordance with subsectionEIII-5.1. Such retirement income will be computed in accordance with subsection III-3.1 (as in effect as of the participant's early retirement date), but based on: (i) his number of years of benefit service at his early retirement date; and (ii) the final average earnings he would have had at the earlier of:
(A) the last day of the month in which his 60th birthday occurs, or (B) December 31, 1999, if he had continued in the employ of the employers to that date at the same level of earnings he had in the calendar year preceding his early retirement date. The projection of final average earnings described in the preceding sentence shall not serve to increase the participant's number of years of benefit service; but any years of projection which occur after December 31, 1988 shall be considered as Post-1988 Benefit years for purposes of apportioning a participant's retirement income among the Post-1988 Benefit, 1978-1988 Benefit and Pre-1978 Benefit. In no event shall the amount of a participant's monthly retirement income computed under this subsection III-3.3 be less than an amount equal to 118% of the participant's early retirement benefit calculated under the terms of the plan as in effect on December 31, 1988 as though the participant had retired on that date.

     III-3.4. Early Retirement - Immediate Payment. In lieu of receiving the monthly retirement income otherwise payable under subsection III-3.3 commencing on his normal retirement date, a participant who retires on an early retirement date may elect a monthly retirement income commencing on his early retirement date, or on the first day of any calendar month thereafter before his normal retirement date. Such monthly retirement income will be computed in accordance with subsection III-3.3, but shall be reduced as follows: (a) the participant's Pre-1978 Benefit, 1978-1988 Benefit and Base Benefit shall be reduced by 0.4% thereof for each month by which commencement precedes the first day of the month coincident with or next following the date the participant would have attained age 60 years; and, (b) the participant's Additional Benefit shall be reduced by 2/3rds of 1% thereof for each of the first 36 months and by 1/3rd of 1% for each month in excess of 36 by which commencement precedes the participant's normal retirement date. In no event shall the monthly retirement income payable to a participant who retires on an early retirement date be less than an amount equal to 118% of the monthly retirement income that would have been payable under the terms of the plan in effect on December 31, 1988 if the participant had retired and commenced payment on that date.

     III-3.5. Excess Earnings. A participant's "excess earnings" means the excess, if any, of his final average earnings over his covered compensation (as defined below). A participant's "covered compensation" is the monthly average of the Social Security taxable wage bases in effect for each of the 35 calendar years ending with the year the participant attains (or would attain) Social Security retirement age, assuming that the Social Security taxable wage base for future years is the same as the Social Security taxable wage base in effect for the current year.

     III-3.6. Benefit Limitations. Notwithstanding any other provisions of the plan, a participant's monthly retirement income or monthly deferred vested benefit as of the end of any plan year may not exceed an amount which is equivalent to a retirement income or deferred vested benefit payable for life only (not taking into account that portion of any joint and survivor annuity which constitutes a qualified joint and survivor annuity under the Internal Revenue Code), equal to $7,500 per month (or such greater amount as may be determined by the Commissioner of Internal Revenue for calendar years ending after December 31, 1987 which begin with or within that plan year). If payment of a participant's monthly retirement income or deferred vested benefit begins before he attains the social security retirement age, such limitation shall be reduced so that it is equivalent to a monthly benefit of $7,500 commencing at the social security retirement age. If payment of a participant's monthly retirement income begins after he attains the social security retirement age, such limitation shall be increased so that it is equivalent to a monthly benefit of $7,500 commencing at the social security retirement age. For purposes of adjusting amounts under this subsection III-3.6, the interest rate assumption shall be the greater (or the lesser, in the case of benefits beginning after the social security retirement age) of 5% or the rate specified in Supplement A for determining actuarial equivalence. In the case of a participant with less than 10 years of participation in the plan, the foregoing limitation shall be multiplied by a fraction, the numerator of which shall be the participant's number of full and fractional years of participation in the plan (but not less than 1) and the denominator of which shall be 10. The preceding sentence shall be applied separately with respect to each change in the benefit structure of the plan. In no event shall a participant's monthly retirement income as of the end of any plan year exceed 100% of his average compensation for his high three years. A participant's "average compensation for his high three years" means his average monthly compensation during that period of three consecutive calendar years of his service with the employers (or during his actual number of years of service if less than three such years) in which his aggregate compensation from the employers was the greatest. For purposes of this subsection III-3.6, a participant's "compensation" means his total cash compensation for services rendered to the employers as an employee, determined in accordance with Section 415(c)(3) of the Internal Revenue Code and the regulations thereunder. The provisions of this subsection III-3.6 shall not reduce the monthly retirement income or deferred vested benefit of any participant below such participant's accrued benefit as of December 31, 1986 (determined under the terms of the plan as in effect on May 5, 1986 as though the participant had terminated employment on December 31, 1986).

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

     III-3.7. Combined Benefit Limitations. If a participant in this plan also is a participant in a defined contribution plan maintained by an employer, the aggregate benefits payable to, or on account of, him under both plans will be determined in a manner consistent with Section 415 of the Internal Revenue Code and Section 1106 of the Tax Reform Act of 1986. Accordingly, there will be determined with respect to the participant a defined benefit plan fraction and a defined contribution plan fraction in accordance with said Sections 415 and 1106. The benefits provided for the participant under this plan will be adjusted to the extent necessary so that the sum of such fractions determined with respect to the participant does not exceed 1.0.

     III-3.8. Special Rule for Participants Who Terminate Employment After December 31, 1999. Notwithstanding any other provision of the plan, the monthly retirement income or deferred vested benefit payable under the plan to (or on account of) a participant in this Article III who retires or otherwise terminates employment with the employers after December 31, 1999 shall be determined as follows:

     (a) First the amount of retirement income that would be payable to (or on account of) such participant under Article III of the plan will be calculated, using all of the participant's earnings and benefit service.

     (b) Next, the amount determined under subparagraphE(a) above will be multiplied by a fraction, the numerator of which is the portion of the participant's benefit service which occurred prior to January 1, 2000 (not limited to 28 years) and the denominator of which is the participant's total period of benefit service (not limited to 28 years).

     (c) Next, the amount of retirement income that would be payable to (or on account of) such participant under Article II of the plan will be calculated, using all of the participant's earnings and benefit service as determined under Article II.

     (d) Next, the amount determined under subparagraph (c) above will be multiplied by a fraction, the numerator of which is the portion of the participant's benefit service which occurred after December 31, 1999 (not limited to 28 years) and the denominator of which is the participant's total period of benefit service (not limited to 28 years).

     (e) Finally, the amount of retirement income payable under the plan to (or on account of) such participant shall be equal to the sum of the amounts determined under subparagraphsE(b) and (d) above.


     III-3.9. Minimum Benefit for Former Sears Participants. In no event shall the monthly retirement income or deferred vested benefit payable under this
Article III of the plan to (or on account of) a participant who was an active participant in the Sears plan on December 31, 1985 (a "Sears participant") be less than the amount determined as follows:

(a) First, the amount of retirement income that would be payable to (or on account of) such Sears participant under this plan and the Sears Pension Plan (the "Sears plan") will be calculated using the Sears participant's period of continuous service with all employers and controlled group members (disregarding any period his employer was not an employer or controlled group member), rather than his benefit service (or such other denominated service which is used in calculating benefits under the Sears plan), and using his compensation from all employers and controlled group members in determining his final average earnings;

     (b) Next, the respective amounts calculated for this plan ---- and the Sears plan under subparagraph (a) next above will be multiplied by a fraction, the numerator of which shall be that portion of the Sears participant's continuous service which consisted of employment covered by this plan, or the Sears plan, as the case may be, and the denominator of which shall be his total period of continuous service; and

     (c) Finally, the amount of retirement income payable under this plan to (or on account of) a Sears participant shall not be less than the excess of:

          (i) the sum of the amounts calculated under subparagraph (b) next above; minus

          (ii) the amount of retirement income that is payable to (or on account of) such Sears participant under the Sears plan.

If a Sears participant dies while employed by an employer, death benefits will be payable in accordance with the provisions of Section III-6 of the plan. The amount of such death benefit will be based upon the amount of retirement income that would have been payable to the deceased Sears participant in accordance with the provisions of this subsection III-3.9. For purposes of this subsection III-3.9, the amount of retirement income payable to a Sears participant under the Sears plan shall be calculated without regard to any exclusion of the portion of a prior service element based upon earnings in years after 1988, provided, however, that the amount of such post-1988 earnings taken into account for purposes of this sentence shall not exceed the OBRA

`93 annual compensation limit, as defined in subsection III-2.4, applied to all years after 1988 with the OBRA `93 annual compensation limit in effect for 1995 deemed to have been in effect for the years 1989 through 1993, inclusive.


     III-3.10. Minimum Normal or Deferred Retirement Benefit. In no event shall a participant's normal or deferred retirement benefit be less than the largest early retirement benefit the participant could have received under subsection III-3.4 if he had retired on an early retirement date.

                                  SECTION III-4

                   Termination of Employment Before Retirement

     III-4.1. Monthly Deferred Vested Benefit. A participant whose employment with all of the employers is terminated for any reason other than his death before he qualified for retirement on an early retirement date, but after he has completed five or more years of vesting service, will be entitled to a monthly deferred vested benefit commencing on his normal retirement date and payable in accordance with subsectionEIII-5.1.

     III-4.2. Amount of Deferred Vested Benefit. A participant's deferred vested benefit will be an amount computed in accordance with subsection III-3.1 (as in effect as of the date the participant's employment with the employers terminated), and will be based on the participant's final average earnings at the date the participant's employment with the employers terminated.

     III-4.3. Early Commencement of Benefit. A participant entitled to a monthly deferred vested benefit under subparagraph III-4.1 who has completed 20 or more years of vesting service may elect to have such benefit commence as of the first day of any month after he attains age 55 years but before his normal retirement date. A participant entitled to a monthly deferred vested benefit under subsection III-4.1 who is or becomes disabled after he has attained age 50 years may elect to have such benefit commence as of the first day of any month before his normal retirement date. Any other participant entitled to a monthly deferred vested benefit under subsection III-4.1 may elect to have such benefit commence as of the first day of any month after he attains age 60 years but before his normal retirement date. Such deferred vested benefit shall be computed in accordance with subsection III-4.2, but reduced by the applicable percentages set forth in subsection III-3.4 as though it were payment of early retirement income. Each election under this subsection III-4.3 must be in writing, must be filed with the committee at such time prior to the date earlier payment of the participant's monthly deferred vested benefit is to begin as the committee shall determine and, in the case of a participant described in the second sentence of this subsection, must be approved by the committee.

                                  SECTION III-5

                               Payment of Benefits

     III-5.1. Form of Payment. Except as otherwise specifically provided, payment of monthly retirement income and monthly deferred vested benefits shall be made to a participant as follows:

          (a) Life Annuity. A participant who is not legally married on the date as of which such payments commence, or a participant who prior to that date elects under subparagraph (c) below not to receive his monthly retirement income or monthly deferred vested benefit in the form of a joint and survivor annuity, shall receive a monthly retirement income or monthly deferred vested benefit in accordance with the plan payable during his lifetime, with the last payment to be made for the month in which his death occurs.

          (b) Joint and Survivor Annuity. A participant who is legally married on the date as of which such payments commence and who had not made an election in accordance with subparagraphE(c) below shall receive a joint and survivor annuity which is actuarially equivalent to the amount of monthly retirement income or monthly deferred vested benefit otherwise payable to him in accordance with the plan on a life annuity basis. Such joint and survivor annuity shall consist of a reduced monthly retirement income or monthly deferred vested benefit continuing during the participant's lifetime, and if the participant's spouse is living at the date of the participant's death, payment of one-half of such reduced monthly retirement income or monthly deferred vested benefit to such spouse until the spouse's death occurs, with the last payment to be made for the month of the death of the last to die of the participant and his spouse.

          (c) Election to Waive Joint and Survivor Annuity. A participant may make a written election to waive the joint and survivor annuity at any time during the 90-day period ending on the date payment of his benefits commences. Such an election will be effective only if the participant's spouse consents to the election in writing, and such consent acknowledges the effect of the waiver and is witnessed by a notary public. Within a reasonable period of time prior to the date a participant begins to receive benefits under the plan, the committee shall furnish him with a written explanation of the terms and conditions of the joint and survivor annuity under subparagraph (b) above; the participant's right to make, and the effect of, an election to waive the joint and survivor annuity; the requirement of spousal consent to such a waiver; and the participant's right to make, and the effect of, a revocation of such a waiver. An election under this subparagraph may be revoked by a participant at any time prior to the date payment of his benefits commences.

          For purposes of this subsection III-5.1, a participant's spouse means the spouse to whom the participant was married at the date payment of his benefits commenced.

     III-5.2. Optional Forms of Payment. In lieu of the form and amount of retirement income specified in subsection III-5.1, a participant before his retirement date may elect a retirement benefit in one of the following forms which is actuarially equivalent to the form of payment specified in subparagraph 111-5.1(b):

          (a) A retirement benefit payable for 10 years certain and for the lifetime thereafter of the retired participant entitled thereto.

          (b) A retirement benefit payable during the joint lifetime of the retired participant and his spouse, with the provision that upon the death of either the participant or his spouse, payments equal to 50% of such benefit shall be continued during the lifetime of the survivor.

          (c) A retirement benefit payable during the retired participant's lifetime, with the provision that after his death, payments equal to 100% of such benefit shall be continued during the lifetime of the participant's spouse, if such spouse survives him.

          (d) A retirement benefit payable during the retired participant's lifetime; provided that if the participant dies within 10 years after payments commence, payment of such benefit will continue to his spouse (or to his beneficiary if his spouse is not then living) for the balance of such 10-year period; and provided further that if the participant's spouse is living at the end of such 10-year period (or the date of the participant's death, if later), payment of 50% of such benefit will continue to such spouse until the spouse's death occurs.

          (e)  A lump sum payment.

          (f) A retirement benefit in such other form as shall be established by the committee which meets the requirements of Section 401(a)(9) of the Internal Revenue Code and is offered to participants on a non-discriminatory basis.

     An election of an option under this subsection III-5.2 must be in writing, signed by the participant, and filed with the committee at such time and in such manner as the committee shall determine; and will be effective only if the participant's spouse, if any, consents to an election under subparagraphs (a), (e) or (f) above in writing, and such consent acknowledges the effect of the election and is witnessed by a notary public. Payment of an optional form of retirement income will commence no later than the date on which the participant's monthly retirement income would otherwise commence, and shall comply with the requirements of Section 401(a)(9) of the Internal Revenue Code and the regulations thereunder.

     III-5.3. Facility of Payment. When a person entitled to benefits under the plan is under legal disability, or, in the committee's opinion, is in any way incapacitated so as to be unable to manage his financial affairs, the committee may direct the trustee to pay the benefits to such person's legal representative, or to a relative or friend of such person for such person's benefit, or the committee may direct the application of such benefits for the benefit of such person. Any payment made in accordance with the preceding sentence shall be a full and complete discharge of any liability for such payment under the plan.

     III-5.4. Missing Persons. Neither the committee nor any employer is required to search for or locate any person entitled to benefits under the plan.

III-5.5. Lump Sum Payment of Accrued Benefits. If the present value of a participant's entire nonforfeitable accrued benefit under the plan does not exceed $3,500, the trustee shall, in accordance with such rules as the committee may establish, pay such present value to the participant in a lump sum upon his termination of employment. For purposes of this subsection III-5.5, if the present value of a participant's entire nonforfeitable accrued benefit under the plan is zero, the participant shall be deemed to have received a distribution of such nonforfeitable accrued benefit. A present value shall be determined as of the date of distribution by using the interest rate specified in Supplement A, but not greater than the interest rate which would be used (as of the first day of the plan year that contains the date of distribution) by the Pension Benefit Guaranty Corporation for purposes of determining the present value of a lump sum distribution on plan termination. Notwithstanding the provisions of subsection III-7.1, if a participant who received a lump sum payment under subsection III-5.2 or III-5.5 is subsequently reemployed by an employer, his years of employment before his termination of employment shall be disregarded in determining his benefit service under the plan.

     III-5.6. Commencement of Benefits. Payment of a participant's retirement income must commence by April 1 of the calendar year next following the calendar year in which the participant attains age 70-1/2 (his "required commencement date"); provided, however, that the required commencement date of a participant who is not a five percent owner and who attained age 70-1/2 prior to January 1, 1988 shall be April 1 of the calendar year next following the later of the calendar year in which he attained age 70-1/2 or the calendar year in which he retires, and the required commencement date of a participant who attained age 70-1/2 in calendar year 1988 shall be April 1, 1990.

     III-5.7. Optional Direct Rollover of Eligible Rollover Distributions.

     (i) This Section III-5.7 applies to distributions made on or after January 1, 1993. Notwith-standing any provision of the plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the plan administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

               (ii) For   purposes  of  this  Section   III-5.7  the   following
                    definitions shall apply:

                    (A) "Eligible rollover distribution" means any distribution of all or any portion of the balance to the credit of the distributee, other than: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code section 401(a)(9); and the portion of any distribution that is not includible in gross income.

                    (B) "Eligible retirement plan" means an individual retirement account described in Code section 408(a), an individual retirement annuity described in Code section 408(b), an annuity plan described in Code section 403(a), or a qualified trust described in Code section 401(a), that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                    (C) "Distributee" means an employee of former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code section 414(p), are distributees with regard to the interest of the spouse or former spouse.

                                  SECTION III-6

                                 Death Benefits

     III-6.1. Death Before Commencement of Benefits. A death benefit shall be payable, as provided below, on behalf of a participant who dies:

     (a) while employed by an employer and after his normal retirement date;

     (b) while employed by an employer and before his normal retirement date;

     (c) after retirement on a retirement date but before commencement of his benefits under the plan; or

     (d) in the case of a terminated participant entitled to receive a monthly deferred vested benefit under subsection III-4.1, after termination of employment but before commencement of his benefits under the plan.

     The amount of death benefit payable under subparagraph (a) above shall be the present value of the monthly retirement income, computed pursuant to subsection III-3.2, accrued for the participant under the plan at the date of his death. The amount of death benefit under subparagraphs (b) and (d)Eabove shall be the present value of the monthly deferred vested benefit, computed pursuant to subsection III-4.2, accrued for the participant under the plan at the date of his death. The death benefit under subparagraph (c) above shall be the amount of monthly retirement income payable to the participant's spouse under subparagraph 111-5.1(b) had the participant's retirement income commenced at the date of his death. Subject to the following provisions of this subsection III-6.1, the death benefits under subparagraphs
(a), (b) and (d) above shall be paid to the participant's beneficiary in a lump sum as soon as practicable after the date of the participant's death. The death benefit under subparagraph (c) above shall be paid to the participant's surviving spouse during her lifetime. If the amount of the death benefit under subparagraph (a), (b) or (d) above exceeds $3,500 and payment is being made to the participant's spouse, such death benefit shall be paid in an actuarially equivalent monthly amount during the spouse's lifetime, unless such spouse consents in writing to a lump sum payment.

     III-6.2. Death After Commencement of Benefits. The death benefits, if any, of a participant who dies after commencement of his benefits under the plan are those specified under the form in which his benefits were being paid.

     III-6.3. Designation of Beneficiary. Each participant from time to time, by signing a form furnished by the committee, may designate any person or persons (who may be designated concurrently, contingently or successively) to whom any death benefits payable under subsectionEIII-6.1 are to be distributed. A beneficiary designation form will be effective only when the form is filed with the committee while the participant is alive and will cancel all beneficiary designation forms previously filed with the committee. If a participant designates someone other than (or in addition to) his spouse as his primary beneficiary, his spouse must consent in writing to the designation. Such a consent will be effective only if it acknowledges the effect of the beneficiary designation, is witnessed by a notary public, and is made on or after the first day of the plan year in which the participant attains age 35 years (or the date of his termination of employment, if earlier). If a participant designates someone other than (or in addition to) his spouse as primary beneficiary, and his spouse does not (or cannot) consent and is living at his death, the participant's beneficiary designation shall be ineffective, and his death benefit shall be distributed to his spouse. Each participant shall be provided with a written explanation of the foregoing provisions of this subsection III-6.3 within the three years prior to the plan year he attains age 35 years. If a deceased participant failed to designate a beneficiary as provided above, or if the designated beneficiary dies before the participant, the participant's benefits shall be paid to the participant's spouse or, if none, as follows:

     (a) If the participant was employed by an employer at the date of his death, to the beneficiary or beneficiaries designated by the participant under his employer's group term life insurance plan or, if none, to the beneficiary or beneficiaries designated by the participant under his employer's tax-qualified defined contribution plan.

    (b) If the participant was not employed by an employer at the date of his death, or if there are no beneficiaries designated under subparagraph
         (a) above, to the legal representative or representatives of the estate of the participant.

                                  SECTION III-7

                                  Reemployment

     III-7.1. Breaks in Employment. If an employee's or participant's employment with the employers should terminate and such employee or participant is subsequently reemployed by an employer, then: (a) the vesting service and benefit service to which he was entitled at the time of termination shall be reinstated; (b) if such reemployment occurs within twelve months following his termination of employment, the period between his date of termination and date of reemployment shall be included in his vesting service and benefit service; and (c) if he had met the requirements of subsection III-1.2 at his date of termination, he will become a participant in the plan upon his date of reemployment.

     III-7.2. Subsequent Employment. If a former participant who is receiving a monthly retirement income or monthly deferred vested benefit is reemployed by an employer on or after his required commencement date, his benefits shall continue to be paid to him under the plan during his period of reemployment. Except as provided in the following sentence, if a former participant who is receiving, or is entitled to receive, a monthly retirement income or monthly deferred vested benefit is reemployed by an employer prior to his required commencement date, no benefits shall be payable to him under the plan during his period of reemployment (except as required by subsection III-

5.6), and any benefits payable under the plan to him thereafter shall be determined in accordance with the plan as then in effect, shall take into account the benefits to which he was entitled prior to reemployment, and shall be actuarially adjusted to reflect any benefits he previously received. If a former participant who is receiving a monthly retirement income or monthly deferred vested benefit is reemployed by an employer as a part-time employee, more than 60 days after his earlier termination of employment, and prior to his required commencement date; his benefits shall continue to be paid to him under the plan during his period of reemployment; such benefits shall be recomputed after his period of reemployment ends in accordance with the terms of the plan as then in effect (taking into account the benefits to which he was entitled prior to reemployment); and such benefits shall be actuarially adjusted to reflect the benefits he previously received.

                                   ARTICLE IV

                                Execution of Plan

      To record the amendment and restatement of the plan to read as set forth herein, the company has caused its authorized officer to affix the corporate name and seal hereto, effective as of April 10, 1996.

                                    NOVUS CREDIT SERVICES INC.

                              By:   ____________________________

                                  SUPPLEMENT A

                              Actuarial Assumptions

                                   Article II


Percentage to be applied to amounts initially calculated under subsection II-3.1 of the plan for the purpose of determining the amount of the forms of payment under subsections II-5.1, II-5.2 and II-5.5 for a participant first hired on or before January 1, 1991:

                                Plan         Percentage of Monthly
Form of Payment                 Section       Retirement Income

Joint and Survivor              II-5.1(b)     95%
Life and 10-Year Certain        II-5.2(a)     95%
Joint and 50% Survivor          11-5.2(b)    100%
100% Joint and Survivor         11-5.2(c)     85%
Ten Year Certain and
Joint and Contingent            11-5.2(d)     93%
Lump Sum                        II-5.2(g)    With respect to the portion of the
                                II-5.5       benefit payable under Article II
                                             accrued prior to January 1, 1991,
                                             the percentage determined in
                                             accordance with the UP-1984
                                             Mortality Table set back one year
                                             and the PBGC immediate annuity rate
                                             in effect on the January 1
                                             preceding the date of distribution.
                                             With respect to the portion of the
                                             benefit payable under Article II
                                             accrued after December 31, 1990,
                                             the percentage determined in
                                             accordance with the UP-1984
                                             Mortality Table set back one year
                                             and 110% of the PBGC immediate
                                             annuity rate in effect on the
                                             January 1 preceding the date of
                                             distribution.

Actuarial factors to be applied to amounts initially calculated under subsection II-3.1 of the plan for the purpose of determining the amount of the forms of payment under subsections II-5.1, II-5.2 and II-5.5 for a participant first hired after January 1, 1991:

Forms of payment under subsections II-5.1 and II-5.2 (other than lump sum):

     1. Rate of interest: 8%

     2. Mortality: UP-1984 Mortality Table

Lump sum payments under subsections II-5.2(g) and II-5.5:

     1. Rate of interest: 110% of PBGC immediate annuity rate in effect on the January 1 preceding the date of distribution.

     2.   Mortality: UP-1984 Mortality Table set back one year.

The amount of any other optional form that may be authorized by the committee under subsection II-5.2(h) shall be computed using the UP-1984 Mortality Table at 8% Interest.


                              Article III

Percentage to be applied to amounts initially calculated under the plan for the purpose of determining the amount of the forms of payment under subsections
III-5.1, III-5.2, III-5.5 and III-6.1:

                                Plan          Percentage of Monthly
Form of Payment                 Section        Retirement Income

Joint and Survivor              III-5.1(b)    87.5%
Life and 10-Year Certain        III-5.2(a)    93.0%
Joint and 50% Survivor          III-5.2(b)    92.5%
100% Joint and Survivor         III-5.2(c)    In accordance with TableE1
                                                attached
Ten Year Certain and            III-5.2(d)    In accordance with TableE2
  Joint and Contingent                          attached
Lump Sum                        III-5.2(e)    With respect to the portion of the
                                III-5.5       benefit payable under Article III
                                III-6.1       accrued prior to January 1, 1991, the
                                              percentage determined in
                                              accordance with the terms of the
                                              plan as in effect on December 31,
                                              1990. With respect to the portion
                                              of the benefit payable under
                                              Article III accrued after December
                                              31, 1990, the percentage
                                              determined in accordance with the
                                              UP-1984 Mortality Table set back
                                              one year and 110% of the PBGC
                                              immediate annuity rate in effect
                                              on the January 1

                                              preceding the
                                              date of distribution.

The amount of any other optional form that may be authorized by the committee under subsection III-5.2(f) shall be computed using the 1971 Group Annuity Table at 6% Interest.

In no event shall the amount of any lump sum calculated under this Supplement A be less than the amount determined by using an interest rate equal to: (i)Ethe applicable rate (as defined below) if the lump sum amount (using such rate) does not exceed $25,000; or (ii) 120% of the applicable rate if the lump sum amount (using the applicable rate) exceeds $25,000; provided that a lump sum amount determined by using 120% of the applicable rate may never be less than $25,000. The term "applicable rate" means the interest rate which would be used (as of the first day of the plan year that contains the date of distribution) by the Pension Benefit Guaranty Corporation for purposes of determining the present value of a lump sum distribution on plan termination.

If the actuarial assumptions in this Supplement A are amended, the actuarial equivalent of a participant's accrued benefit shall be determined in accordance with the actuarial assumptions as amended; provided, however, the actuarial equivalent of a participant's accrued benefit on and after the date of such amendment shall not be less than the actuarial equivalent of his accrued benefit determined as of the date immediately before such amendment in accordance with the actuarial assumptions then in use.

                              SUPPLEMENT B

                   Special Rules for Top-Heavy Plans


     B-1. Purpose and Effect. The purpose of this Supplement B is to comply with the requirements of Section 416 of the Internal Revenue Code of 1954. The provisions of this Supplement B shall be effective for each plan year beginning after December 31, 1983 in which the plan is a "top-heavy plan" within the meaning of Section 416(g) of the Internal Revenue Code.

     B-2. Top-Heavy Plan. In general, the plan will be a top-heavy plan for any plan year if, as of the last day of the preceding plan year (the "determination date"), the present value of the cumulative accrued benefits of participants who are key employees (as defined in Section 416(i)(1) of the Internal Revenue Code) exceeds 60 percent of the present value of the cumulative accrued benefits of all participants. In making the foregoing determination, the following special rules shall apply:

          (a) The present value of a participant's accrued benefit shall be increased by the aggregate distributions, if any, made with respect to the participant during the 5-year period ending on the determination date.

          (b) The accrued benefit of a participant who was previously a key employee, but who is no longer a key employee, shall be disregarded.

          (c) The accrued benefit of a beneficiary of a participant shall be considered an accrued benefit of the participant.

          (d) The accrued benefit of a participant who did not perform any services for an employer during the 5-year period ending on the determination date shall be disregarded.

          (e) The accrued benefit of a participant who is not a key employee shall be determined under the method used for all plans of the employers or, if there is no such method, as if such benefit accrued no faster than the slowest accrual rate permitted under
               Section 411(b)(1)(C) of the Internal Revenue Code.

     B-3. Key Employee. In general, a "key employee" is an employee who, at any time during the 5-year period ending on the determination date, is:

          (a) an officer of an employer receiving annual compensation greater than 50% of the limitation in effect under Section 415(b)(1)(A) of the Internal Revenue Code; provided, that for purposes of this subparagraph (a), no more than 50 employees of the employers (or if lesser, the greater of 3 employees or 10 percent of the employees) shall be treated as officers;

          (b) one of the ten employees receiving annual compensation -from the employers of more than the limitation in effect under Section 415(c)
          (1) (A) of the Internal Revenue Code and owning both more than a 1/2 percent interest and the largest interests in the employers;

          (c)  a 5 percent owner of an employer; or

          (d) a 1 percent owner of an employer receiving annual compensation from the employers of more than $150,000.

     B-4. Minimum Vesting. For any plan year in which the plan is a top-heavy plan, a participant's vested percentage in his accrued benefit shall not be less than the percentage determined under the following table:

          Years of                      Vested
          Credited Service              Percentage
          ----------------              ----------
          Less than 2                        0
          2                                  20
          3                                  40
          4                                  60
          5                                  80
          6 or more                          100

If the foregoing provisions of this paragraph B-4 become effective, and the plan subsequently ceases to be a top-heavy plan, each participant who has then completed three or more years of credited service may elect to continue to have the vested percentage of his accrued benefit determined under the provisions of this paragraph B-4.

     B-5. Minimum Benefit. A participant's monthly retirement income or deferred vested benefit, commencing at his normal retirement date and payable as a life annuity, shall not be less than an amount equal to 2 percent of his average compensation (as defined below), multiplied by the number of years (not to exceed 10) of his top-heavy service (as defined below). A participant's "average compensation" means the monthly average of his compensation for the 5 consecutive years for which his compensation was highest, disregarding any compensation paid after the last year in which the plan is a top-heavy plan. A Participant shall be entitled to a year of "top heavy service" for each year of his credited service after December 31, 1983 during which the plan is a top-heavy plan and he is a participant thereunder.

     B-6. Maximum Earnings. For any plan year in which the plan is a top-heavy plan, a participant's earnings in excess of $200,000 (or such greater amount as may be determined by the Commissioner of Internal Revenue for that plan Year) shall be disregarded for purposes of subsection 4.1 of the plan.

     B-7. Aggregation of Plans. In accordance with Section 416(g)(2) of the Internal Revenue Code, other plans maintained by the employers may be required or Permitted to be aggregated with this plan for purposes of determining whether the plan is a top-heavy plan.

     B-8. No Duplication of Benefits. If the employers maintain more than one plan, the minimum benefit otherwise required under paragraph B-5 above may be reduced in accordance with regulations of the Secretary of the Treasury to prevent inappropriate duplication of minimum benefits or contributions.

     B-9. Adjustment of Combined Benefit Limitations. For any plan year in which the plan is a top-heavy plan, the determination of the defined benefit plan fraction and defined contribution plan fraction under subsections II-3.8 and III-37 of the plan shall be adjusted in accordance with the provisions of
Section 416(h) of the Internal Revenue Code.

     B-10. Use of Terms. All terms and provisions of the plan shall apply to this Supplement B, except that where the terms and provisions of the plan and this Supplement B conflict, the terms and provisions of this Supplement B shall govern.

                              SUPPLEMENT C

                         Special Service Rules


     C-1. Employees of Greenwood Trust Company. Notwithstanding the provisions of subparagraph III-2.3(a) of the plan, if an employee of Greenwood Trust Company is covered under Article III of the plan, his employment after December 31, 1984 and prior to January 1, 1986 shall be included in determining his benefit service under the plan.

     C-2. Employees of Sears Savings Bank. Notwithstanding the provisions of subparagraph III-2.2(a) of the plan, when a participant has completed 10 or more years of vesting service, his last continuous period of employment with a predecessor to Sears Savings Bank shall be included in determining his vesting service under the plan. For purposes of this paragraph C-2, a "predecessor to Sears Savings Bank" means a corporation or other entity designated by the committee, the stock, assets or business of which was acquired by Sears Savings Bank prior to JanuaryE1, 1986.

     C-3. Service with Sears. Solely for purposes of vesting, the Period of service of any person who was employed by a member of the Sears affiliated group immediately following the spin-off and who had an accrued benefit under the plan as of the spin-off shall include, to the extent consistent with the requirements of the Internal Revenue Code and ERISA, the lesser of: the number of years of such employee's continuous service with the Sears affiliated group after the spin-off and the number of years necessary to fully vest such person in an accrued benefit under the plan. For purposes of the preceding sentence, the term "Sears affiliated group" shall mean Sears, Roebuck and Co. ("Sears") and any corporation, trade or business required to be aggregated with Sears under Code section 414(b), (c), (m) or (o), and the term "spin-off" shall mean the distribution by Sears of all of the shares of Dean Witter, Discover & Co. owned by Sears to shareholders of Sears.

     C-4. Service with NationsSecurities. If, on or after June 7, 1993, a participant transfers employment to NationsSecurities, A Dean Witter/NationsBank Company, a North Carolina partnership ("NationsSecurities"), then for purposes of Sections II-1.5, II-2.2, III-1.5 and III-2.2 of the plan, such transferred participant's period of service shall include his period of service with NationsSecurities.

                              SUPPLEMENT D

             Special Rules for Employees of SPS Transaction
                     Services, Inc. and its Subsidiaries


     D-1. Minimum Benefit. Subject to the provisions of Code section 415 (as herein reflected) and other applicable provisions, the monthly retirement income or deferred vested benefit otherwise payable under the plan to (or on account of) an SPS participant (as defined below), commencing at his normal retirement date and payable during his lifetime or in such other actuarial equivalent form provided for under the plan, shall not be less than a minimum benefit (the "minimum benefit") in the amount of $20 multiplied by such SPS participant's years of benefit service. An "SPS participant" means a participant in the plan who, at any time on or after February 25, 1992, is an employee of SPS Transaction Services, Inc. ("SPS") or any employer which is a member of a controlled group which includes SPS (within the meaning of Section 414(b) or (c) of the Internal Revenue Code).

     D-2. Extension of Benefits, Rights and Features. Effective October 1, 1995, an SPS participant hired prior to January 1, 1986 who is a non-highly compensated employee in 1994, 1995 or 1996 and whose retirement benefits are determined under Article II of the plan (or a beneficiary of such SPS participant, as applicable), shall have such SPS participant's benefits accrued up to the earlier of such SPS participant's retirement date or December 31, 1996, calculated as provided in the plan with the following modifications:

     (a) such SPS participant's early retirement date under subsection II-1.5, shall be the first day of the month coincident with or next following the date of such SPS participant's retirement from the employ of all employers before such SPS participant's normal retirement date but after such SPS participant has attained either (i) both age 55 years and completed 20 or more years of vesting service or (ii) age 60 years (at which time such SPS participant shall be fully vested).

     (b) such SPS participant's Base Benefit calculated under subsection II-3.5(a)(i) shall be reduced by 0.4% thereof for each month by which commencement precedes the first day of the month coincident with or next following the date such SPS participant would have attained age 60 years.

     (c) if such SPS participant is entitled to a monthly deferred vested benefit under subsection II-4.2, the Base Benefit portion of such SPS participant's retirement benefit shall be reduced by 0.4% thereof for each month by which commencement precedes the first day of the month coincident with or next following the date of such SPS participant's attaining age 60 years.

     (d) if such SPS participant is entitled to a monthly deferred vested benefit under subsection II-4.1, and such SPS participant is or becomes disabled after attaining age 50 years, such SPS participant may elect the early commencement of such monthly deferred vested benefit calculated under Subsection II-4.2, as modified by subparagraph D-2(c) above.

     (e) a death benefit shall be payable as provided below on behalf of such SPS participant who dies:

     (1) while employed by an employer and after such SPS participant's normal retirement date;

     (2) while employed by an employer and before such SPS participant's normal retirement date;

     (3) after retirement on a retirement date but before commencement of such SPS participant's benefits under the plan; or,

     (4) after such SPS participant has terminated employment and is entitled to receive a monthly deferred vested benefit under subsection II-4.1, but before commencement of such benefits under the plan.

     The amount of death benefit payable under subparagraph (1) above shall be the present value of the monthly retirement income computed pursuant to subsection II-3.2, accrued for such SPS participant under the plan at the date of such SPS participant's death. The amount of death benefit under subparagraphs
(2) and (4) above shall be the present value of the monthly deferred vested benefit, computed pursuant to subsection II-4.2, accrued for such SPS participant under the plan at the date of such SPS participant's death. The death benefit under subparagraph (3) above shall be the amount of monthly retirement income payable to such SPS participant's spouse under subparagraph II-5.1(b) had such SPS participant's retirement income commenced at the date of such SPS participant's death. Subject to the following provisions of this paragraph D-2(e), the death benefits under subparagraphs (1), (2) and (4) above, shall be paid to such SPS participant's beneficiary in a lump sum as soon as practicable after the date of such SPS participant's death. The death benefit under subparagraph (3) above shall be paid to such SPS participant's surviving spouse during such spouse's lifetime. If the amount of the death benefit under subparagraphs (1),
(2) or (4) above exceeds $3,500 and payment is being made to such SPS participant's spouse, such death benefit shall be paid in an actuarially equivalent monthly amount during such spouse's lifetime, unless such spouse consents in writing to a lump sum payment.

     D-3. Frozen Benefits, Rights and Features. An SPS participant whose benefits are determined under Article III of the plan and who, either on October 1, 1995 or, if later, on such SPS participant's retirement date, is a highly compensated employee, shall have the right to receive payments under the plan at a time, in an amount or in the form determined under one or more of the benefits, rights or features described in this paragraph D-3 only with respect to benefits accrued by such SPS participant up to and including the earlier of such SPS participant's retirement date or September 30, 1995:

     (a) early retirement benefits payable at an early retirement date determined under subparagraph III-1.5(a);

     (b) such SPS participant's early retirement benefit determined under subsection III-3.4, shall be calculated by reducing the Base Benefit from age 60, provided however, that with respect to benefits accrued after September 30, 1995, such SPS participants early retirement benefit shall be determined under subsection III-3.4, by reducing the Base Benefit from age 63.

     (c) if such SPS participant is eligible for a monthly deferred vested benefit under subsection III-4.1, the early commencement of such benefit under subsection III-4.3 shall be paid in an amount calculated by reducing the Base Benefit from age 60, provided, however, that with respect to benefits accrued after September 30, 1995, such SPS participant's monthly deferred vested benefit commenced under subsection III-4.3 shall be in an amount calculated by reducing the Base Benefit from such Participant's normal retirement date.

     (d) if such SPS participant is eligible for a monthly deferred vested benefit under subection III-4.1, the early commencement of such benefit in the event such SPS participant is or becomes disabled after attaining age 50 years.

            (e) death benefits payable under subsection III-6.1 in the form of a lump sum upon the death of such SPS participant, provided, however, that with respect to benefits accrued after September 30, 1995, death benefits payable with respect to such SPS participant under subsection III-6.1, shall be paid to a spouse in a form provided under subsection II-6.1, or to a nonspouse beneficiary in a form provided under subsection II-6.2.

                              SUPPLEMENT E

     Special Rules for Former Sears Savings Bank Employees


     E-1. Sale to American Savings. Each participant who was employed at one of the sixteen branches of Sears Savings Bank sold to American Savings on August 15, 1986 shall be granted an additional five years of vesting service under the plan.

     E-2. Sale to Citicorp Savings. Each participant whose employment was terminated solely as a result of the sale of fifty branches of Sears Savings Bank to Citicorp Savings on June 26, 1987 shall be fully vested under the plan, and shall be eligible for early retirement if he has both attained age 50Eyears and completed 10Eyears of vesting service.

     E-3. Closure of Sears Financial Centers. Each participant whose employment was terminated solely as a result of the closure of all Sears Financial Centers by December 31, 1987 shall be vested under the plan after the completion of five years of vesting service, and shall be eligible for early retirement if he has both attained age 50 years and completed 10 years of vesting service.

     E-4. Downsizing of Sears Savings Bank. Each participant whose employment was terminated solely as a result of the reorganization of Sears Savings Bank announced on September 1, 1988 shall be vested under the plan after the completion of five years of vesting service, and shall be eligible for early retirement if he has both attained age 50 years and completed 10 years of vesting service."

                              SUPPLEMENT F

     Special Rules for Sears Mortgage Corporation and Sears Savings Bank
Employees

     F-1. Purpose. The purpose of this Supplement F is to set forth special rules relating to employees of Sears Mortgage Corporation ("SMC") and Sears Savings Bank ("SSB").

     F-2. Participation. Subject to the conditions and limitations of the plan, each employee of SMC and SSB who is a participant in the plan on January 1, 1991 will continue as a participant on and after that date. Employees of SMC and SSB who were first hired by an employer on or before January 1, 1991, or who directly transferred to SMC or SSB on or before January 1, 1991, are eligible to participate in the plan. Employees who previously participated in a defined benefit pension plan maintained by a controlled group member or a member of the Sears affiliated group, as defined on Supplement C, and who are hired by SMC or SSB after January 1, 1991 but before January 2, 1993, or who directly transferred to SMC or SSB after January 1, 1991, also are eligible to participate in the plan. No other employee of SMC or SSB may become a plan participant. Each employee of SMC or SSB who is a participant in the plan (other than those who are participants in Article III thereof) is referred to below as a "Supplement F Participant."

     F-3. Benefits. The Base Benefit of a SupplementEF Participant who became a plan participant after December 31, 1988 shall be equal to 0.85% of his final average earnings multiplied by his number of years of benefit service. The Base Benefit of a Supplement F Participant who became a plan participant before January 1, 1989 shall be equal to the sum of:

     (a) 1.0% of his final average earnings multiplied by his number of years of benefit service before January 1, 1989; plus

     (b) the sum of:

     (i) 1.0% of his final average earnings multiplied by his number of years of benefit service after December 31, 1988 (not to exceed the lesser of eleven years or his number of years of benefit service before January 1, 1989); plus

     (ii) 0.85% of his final average earnings multiplied by the excess, if any, of his number of years of benefit service after December 31, 1988 over the number of years of benefit service taken into account under subparagraph (i) next above.

     F-4. Use of Terms. All terms and provisions of the plan shall apply to this Supplement F, except that where the terms and provisions of the plan and this Supplement F conflict, the terms and provisions of this Supplement F shall govern.

     F-5. Cessation of Participation. No additional accruals under the plan will occur on behalf of SMC and SSB employees and former employers, and no new participants who are SMC or SSB employees will be admitted to the plan, after the earlier to occur of the spinoff (as defined in Supplement C), the sale by any member of the Sears affiliated group (as defined in Supplement C) of SMC or SSB, as the case may be, or December 31, 1994.



                                      F-2